不動産売買契約書 (土地・Land)
REAL ESTATE SALES CONTRACT

不動産の表示（登記簿の記載による） **PROPERTY DETAILS**

	所在 Address/Location	地番 Lot Number	地目 Land Category	地積 Land Size
土地 LAND	虻田郡倶知安町字山田 Aza-Yamada, Kutchan-cho, Abuta-gun	95番1 95-1	山林 Forest	2,611 ㎡
	虻田郡倶知安町字山田 Aza-Yamada, Kutchan-cho, Abuta-gun	95番8 95-8	山林 Forest	651 ㎡
	虻田郡倶知安町字山田 Aza-Yamada, Kutchan-cho, Abuta-gun	95番9 95-9	山林 Forest	1,479 ㎡
	虻田郡倶知安町字山田 Aza-Yamada, Kutchan-cho, Abuta-gun	95番10 95-10	山林 Forest	3,162 ㎡
	虻田郡倶知安町字山田 Aza-Yamada, Kutchan-cho, Abuta-gun	95番11 95-11	山林 Forest	752 ㎡
	虻田郡倶知安町字山田 Aza-Yamada, Kutchan-cho, Abuta-gun	95番12 95-12	山林 Forest	269 ㎡
			合計 Total	8,924 ㎡
特記事項 Remarks				

売買代金及び支払方法 **PRICE AND PAYMENTS**

売買代金総額 Total Sales Price		金	798,000,000	円 Yen
手付金 Deposit	契約時 Due at Contract Signing	金	10,000,000	円 Yen
決済代金 Settlement	令和4年9月30日 Due Date: 30th September 2022	金	788,000,000	円 Yen

その他約定事項 **OTHER AGREEMENT**

所有権等の移転・物件の引渡し（第3,5条） Transfer of Ownership and Delivery (Article 3,5)	令和4年9月30日 Due Date: 30th September 2022
公租・公課分担の年税額起算日（第8条） Initial Date of Reckoning of the Amount of Tax and Public Charges (Article 8)	令和4年1月1日 1st January 2022
手付解除の期限（第9条） Due Date of Termination by Forfeiture of Deposit (Article 9)	契約締結14日間 Due Date: 14 days after Contract
違約金[P]の額: 売買代金の20%（第11条） Amount of Penalty[P]: 20% of Purchase Price (Article 11)	159,600,000 円 Yen
乙が第16条を反した場合、第16条に定められた反社会的勢力排除に係る違約金の額: 売買代金の20% Compensation for the elimination of Anti-Social Forces only if Party B falls under categories stated in Clause 16: 20% of Purchase Price	159,600,000 円 Yen
反社会的勢力の事務所等活動拠点に係る制裁金の額: 売買代金の80%（第16条） Amount of fine for Anti-Social Forces operating base like offices: 80% of Purchase Price (Article16)	N/A

契約不適合責任(第10条) Liability for Non-conformance with Agreement(Article 10)

契約不適合責任の有無および通知期間[L]	☒負担する（物件引渡し後 2年間） ☐負担しない
Liability for Non-conformance with Agreement And the notice period [L]	☒Liable (2 years after delivery of the Property) ☐Not Liable

本契約の成立を証するために、本書2通を作成し、甲及び乙が署名押印の上、1通毎を所持するものとする。
IN WITNESS WHEREOF the parties here under set their hands and acknowledge that they have both received an original copy of this Contract of Sale.

売主 Seller　　*以下、「甲」という。 Hereinafter referred to as 'Party A'

住所：
Address：　札幌市中央区南2条西2丁目8番地
8-banchi, Nishi 2-chome, Minami 2-jo, Chuo-ku, Sapporo

会社名：
Company Name：　株式会社泉郷
Kabushikigaisha Izumikyo

代表取締役：
Director：　西村 善雄
NISHIMURA Yoshio

2022 年 6 月 29 日
年 Year　月 Month　日 Date

押印地
Seal Location 北海道札幌市

買主 Buyer 1　　*以下「乙」という。 Hereinafter referred to as 'Party B'

住所：
Address：　7 Straits View, #12-00 Marina One East Tower, Singapore 018936

会社名：
Company Name：　Hotel101 Worldwide Private Limited

代表取締役：
Director：　Joselito L. BARRERA Jr.

署名：
Signature：　/s/ Joselito L. BARRERA Jr.

30/06/2022
年 Year　月 Month　日 Date

署名地
Signature Location　Pasay City Philippines

買主 Buyer 2	住所： Address：	1 Marina Boulevard, #28-00 One Marina Boulevard, Singapore 018936
	会社名： Company Name：	DDPC Worldwide Pte. Ltd.
	代表取締役： Director：	Joselito L. BARRERA Jr.
	署名： Signature：	/s/ Joselito L. BARRERA Jr.

30/06/2022

年 Year 月 Month 日 Date

署名地
Signature Location Pasay City Philippines

不動産仲介業者/ The Real Estate Agent

		売主 The Seller	売主・買主仲介業者 The Seller's and The Buyer's Agent
宅地建物取引業者 Brokerage Agent	商号又は名称 Trade Name or Company Name	株式会社泉 郷 Kabushikigaisha Izumikyo	H2 Group 株式会社 H2 Group K. K.
	代表者の氏名 Name of Representative	西村 善雄 NISHIMURA Yoshio	サイモン・グレン・ロビンソン Simon Glen ROBINSON
	主たる事務所所在地・TEL Main Office Address/Phone No.	札幌市中央区南 2 条西 2 丁目 8 番地 電話番号：011-206 2811 8-banchi, Nishi 2-chome, Minami 2-jo, Chuo-ku, Sapporo Tel: +81 11-206 2811	虻田郡倶知安町字山田 81 番地 7 電話番号：0136-21-5138 81-7 Aza-Yamada, Kutchan-cho, Abuta-gun Tel: +81 136 21 5138
	免許証番号 License Number	北海道知事 石狩 (7) 第 5846 号 Hokkaido Governor License Ishikari (7) No. 5846	北海道知事 後志 (1) 第 435 号 Hokkaido Governor License Shiribeshi (1) No.435
	免許年月日 Date of License Issued	令和 3 年 6 月 2 日 2 June 2021	令和 3 年 4 月 8 日 8 April 2021
説明をする宅地建物取引士 Real-Estate Transaction Specialist in charge	氏名 Name	村山 貞義 MURAYAMA Sadayoshi	成澤 弘幸 NARISAWA Hiroyuki
	登録番号 Registry Number	北海道（石狩）第 9764 号 Hokkaido (Ishikari) No.9764	北海道（石狩）第 20779 号 Hokkaido (Ishikari) No.20779
	業務に従事する事務所名 Office Responsible for Transaction	株式会社泉 郷 Kabushikigaisha Izumikyo	H2 Group 株式会社 H2 Group K. K.
	業務に従事する事務所 Office Address and TEL	札幌市中央区南 2 条西 2 丁目 8 番地 電話番号：011-206 2811 8-banchi, Nishi 2-chome, Minami 2-jo, Chuo-ku, Sapporo Tel: +81 11-206 2811	虻田郡倶知安町字山田 81 番地 7 電話番号：0136-21-5138 81-7 Aza-Yamada, Kutchan-cho, Abuta-gun Tel: +81 136 21 5138
取引態様 Category of Transaction		売主 The Seller	売買の媒介 Intermediary for Sales
供託所等に関する説明 Explanation of Deposit Office and others	宅地建物取引業保証協会の名称及び所在地 Name and Address of Real-estate Transaction Guarantee Association	公益社団法人 不動産保証協会 東京都千代田区紀尾井町 3-30 全日会館 Real Estate Transaction Guarantee Public InterestIncorporated Association Zennichi-Kaikan 3-30 Kioi-cho, Chiyoda-ku, Tokyo	社団法人 全国宅地建物取引業保証協会 東京都千代田区岩本町２丁目６番３号 Real Estate Guarantee Association 6-3 Iwamoto-cho 2chome, Chiyoda-Ku,Tokyo (Zen-Nichi Kan)
	所属地方本部の名称及び所在地 Name and Address of Local Headquarter	公益社団法人 不動産保証協会北海道本部 札幌市中央区南 4 条西 6-11-2 Real Estate Transaction Guarantee Public Interest Incorporated Association Hokkaido Office 11-2, Minami 4 Nishi 6, Chuo-ku, Sapporo-City	社団法人 全国宅地建物取引業保証協会 北海道本部 札幌市中央区北 1 条西 1 7 丁目 1-52 Real Estate Guarantee Association Hokkaido Office 1-52, Kita 1,Nishi 17, Chuo-ku,Sapporo-City
	弁済業務保証金の供託所及び所在地 Name and Address of Deposit Office in charge of Security Deposit for Reimbursement	東京法務局 東京都千代田区九段南１丁目１番 15 号 Tokyo Legal Affairs Bureau 1-1-15 Kudan-Minami, Chiyoda-Ku, Tokyo (Kudan No.2 GodoChosya)	東京法務局 東京都千代田区九段南１丁目１番 15 号 Tokyo Legal Affairs Bureau 1-1-15 Kudan-Minami, Chiyoda-Ku, Tokyo (Kudan No.2 GodoChosya)

第１条（売買の目的）Article 1 (Purpose of Sale)

1　甲は乙に対し、自己の所有する前記記載の物件を現況のままで売り渡すことを約し、乙はこれを買い受ける。

1　Party A covenants to sell the real estate ('the real estate') scheduled on the front page of this Contract on an 'as is' basis to Party B, and Party B covenants to purchase it.

第２条（売買代金）Article 2 (Price)

２－１　売買代金及び売買方法は前記に記載された通りとする。
本物件のうち土地の面積は、現在の登記簿上の表示面積によるものとし、将来、甲または乙が実測した結果、その面積が本契約書記載の物件の面積と相違した場合においても、甲または乙は互いに売買代金の増減請求その他何らの異議、苦情を申し出ないものとする。

２－２　甲は乙への隣地との境界の明示をすることとする。

2.1　The price and schedule of the payment are as per the front page of this contract.
The area of the real estate subject of this Contract is agreed to be the area stated in the registration papers, which bears the same date as this Contract. If either party measures the area in the future and finds a difference from the area stated in the said registration papers, such party shall not claim such difference justifies an adjustment to the price and/or constitutes any grievance against the other party.

2.2　Party A shall indicate the Property boundary to Party B.

第３条（所有権移転）Article 3 (Transfer)

3　本物件の所有権は、乙が売買代金全額の支払いを完了したとき、甲から乙に移転する。

3　The ownership of the property shall be transferred from Party A to Party B upon the full payment of the sales price by Party B.

第４条（登記）Article 4 (Registration)

４－１　甲は売買代金送金確認後、これと引き換えに乙に対し、本物件につき所有権移転登記を行うものとする。

４－２　本物件の所有権移転登記手続に要する登録免許税、司法書士の報酬は乙の負担とし、上記所有権移転の前提として必要な登記の申請に要する諸費用は、甲の負担とする。

4.1　After confirming the remittance of the settlement amount, Party A shall promptly undertake and complete the procedure of registering the transfer of ownership to Party B.

4.2　Party B shall pay the registration tax for the transfer and the costs of the registration procedure. Party A shall pay the registration tax for any prerequisite registration required for the registration of such transfer, and the costs of any such prerequisite registration procedures.

第５条（引渡し）Article 5 (Closing)

５－１　甲は自己の責任と負担において、本物件を売買代金受領の日をもって引き渡す。

５－２　前項による引渡しのあった日をもって本物件の管理責任は甲から乙へ移転するものとし、以後乙は自己の責任と負担において本物件を管理するものとする。

5.1　Party A shall bear the cost and responsibility of delivering the real estate to Party B at the date of the receipt of the balance of the purchase price under Article 3.

5.2　From the date of transfer of ownership as referred to in the preceding clause, the responsibility of managing the real estate shall pass from Party A to Party B, and Party B shall thereafter be responsible for the management of the real estate at its own cost.

第６条（管理責任）Article 6 (Responsibilities Concerning Management)

6　甲は、この契約締結後は引渡し完了に至るまで、善良なる管理者の注意をもって本物件を占有するものとし、事由の如何を問わず、本物件について所有または占有名義の変更、専有の移転、担保権または用益権の設定、その他現状を変更する一切の行為をしないものとする。

6　Party A shall hold the real estate as 'prudent custodian' from the date of this Contract to the date of closing and shall not to do any act hostile to such role, such as transfer ownership or possession to a third party, establish any mortgage, pledges, superficies, easement, or lease or change the present condition of the real estate, regardless of the reason.

第７条（担保責任）Article 7 (Responsibilities Concerning Securities)

7－1　甲は乙に対し、本物件について抵当権、質権、地上権、地役権または賃借権の設定、その他乙の完全なる所有権の行使を妨げる制限があるときはもちろん、公租公課、その他の賦課金及び負担金の未納があるときは、甲は売買代金の受領の時あるいはその前までにその権利及び負担の全てを取り除いて、何等制限のない完全な所有権を移転しなければならない。

7－2　前項記載の諸権利の設定、負担、制限が存在したため、将来本物件につき支障等が生じたときは、甲がその責任を負うものとする。

7.1 If Party A does establish a mortgage, pledges, superficies, or easement or lease of the real estate to another party, and/or there are rights of other parties or encumbrances in their favor which burden such real estate, or there are outstanding taxes or charges against such real estate, Party A shall eliminate any such right or encumbrances and shall pay any outstanding monies owed in respect of the real estate on or before receipt of the balance of the purchase price

7.2 If any such rights of other parties, encumbrances or restrictions in the preceding Paragraphs which burden the real estate arise in the future, Party A shall be responsible to the other party.

第８条（公租公課の負担）Article 8 (Tax Charges)

8　本件不動産に対する公租公課その他の賦課金は、前記引渡の日をもって区分し、その前日まで甲の負担とし、同日以後は乙の負担とし、同日をもってこれを日割りによって清算するものとする。なお、当該公租公課その他の賦課金の清算のための賦課期間の起算日は１月１日とする。

8 Taxes and other charges imposed on the real estate the subject of this Contract, regardless of the name and address appearing on the tax notice, will be apportioned on a per diem basis on the date of the closing, so that Party A pays them up to the day prior to the date of the closing and Party B pays them from (and including) the date of the closing. Party A and Party B shall settle accounts on the date of the closing under Article 6 hereof. The term for the imposition of taxes and other charges for the said settling of accounts is 1st January.

第９条（手付解除）Article 9 (Cancellation with Loss of Deposit)

9－1　甲は、乙に受領済の手付金の倍額を現実に提供して、又乙は、甲に支払済の手付金を放棄して、それぞれこの契約を解除することができる。

9－2　前項による解除は、相手方が本契約の履行に着手したとき、または１頁の「その他約定事項」、「手付解除の期限」以降は、出来ないものとする。

9.1 Party A may cancel this Agreement by paying Party B twice the amount of deposit received, while Party B may cancel this Agreement by forfeiting the deposit paid to Party A.

9.2 Cancellation under the preceding paragraph may not be made upon commencement of the performance of this Contract by the other party, or after expiration of the deadline described above in "Deadline of Cancellation with Loss of Deposit" of "Other Provisions" on page 1.

第１０条（契約不適合責任）Article 10 (Liability for Non-conformance with Agreement)

１０－１　引渡された本物件が種類又は品質に関してこの契約の内容に適合しないものであるとき（以下「契約不適合」という。）は、乙は、甲に対し、本物件の修補を請求することができる。この場合、甲又は乙は、相手方に対し、修補の方法に関し協議の申し入れをすることができる。

１０－２　引渡された本物件に契約不適合があるときは、その契約不適合がこの契約及び取引上の社会通念に照らして甲の責めに帰することができない事由によるものであるときを除き、乙は、甲に対し、修補に代え、又は修補とともに損害賠償を請求することができる。

１０－３　引渡された本物件に契約不適合があるときは、その契約不適合がこの契約及び取引上の社会通念に照らして軽微であるときを除き、乙は、甲に対し、相当の期間を定めて本物件の修補を催告したうえ、この契約を解除することができる。

１０－４　乙が前項に基づきこの契約を解除し、乙に損害がある場合には、その契約不適合がこの契約及び取引上の社会通念に照らして甲の責めに帰することができない事由によるものであるときを除き、乙は、甲に対し損害賠償を請求することができる。この場合、第１１条の違約金の定めは適用されないものとする。

１０－５　引渡された本物件に契約不適合があるときは、乙は、甲に対し、相当の期間を定めて本物件の修補を催告したうえ、損害賠償請求や契約解除によらずに、その契約不適合の程度に応じて代金の減額を請求することができる。

１０－６　乙は、本物件の引渡し後の通知期間[L]を経過するまでに甲に本物件に契約不適合がある旨を通知しなかった場合、本条に定める権利を行使できないものとする。

10.1 If the type or quality of the Property delivered does not conform with the terms of this Agreement (hereinafter referred to as "Non-conformance"), Party B may make a claim against Party A for repair of the Property; provided that in such a case, Party A or Party B may request the other party to discuss about how to repair.

10.2 In the event of Non-conformance of the Property delivered, Party B may make a claim against Party A for damages, instead of or in addition to repair, unless such Non-conformance is caused by any cause not attributable to Party A in light of this Agreement and social norms of trade.

10.3 In the event of Non-conformance of the Property delivered, Party B may terminate this Agreement on condition of giving Party A a notice specifying a reasonable time period to repair the Property, unless such Non-conformance is minor in light of this Agreement and social norms of trade.

10.4 In the event of termination of this Agreement by Party B under the preceding paragraph and damage incurred by Party B, Party B may make a claim against Party A for damages, unless such Non-conformance is caused by any cause not attributable to Party A in light of this Agreement and social norms of trade; provided that in such a case, the provisions for the described penalty of Article 11 shall not apply.

10.5 In the event of Non-conformance of the Property delivered, Party B may make a claim against Party A for a reduction in the price depending on the level of Non-conformance, without making a claim for damages or terminating the Agreement, on condition of giving Party A a notice specifying a reasonable time period to repair the Property, unless such Non-conformance is minor in light of this Agreement and social norms of trade.

10.6 If Party B fails to notify Party A of any Non-conformance of the Property before the lapse of the notice period **[L]** after delivery of the Property, Party B may not exercise the rights set forth in this article.

第１１条（契約不適合を除く契約違反による解除）

Article 11 (Termination for Breach of Agreement other than Non-conformance with Agreement)

１１－１ 甲又は乙は、相手方がこの契約に定める債務を履行しないとき、自己の債務の履行を提供し、かつ、相当の期間を定めて催告したうえ、この契約を解除することができる。

１１－２ 前項の契約解除がなされた場合、甲又は乙は、相手方に標記の違約金[P]を請求することができる。ただし、債務の不履行がこの契約及び取引上の社会通念に照らして相手方の責めに帰することができない事由によるものであるときは、違約金の請求はできないものとする。

１１－３ 前項の違約金に関しては、現に生じた損害額の多寡を問わず、相手方に増減を請求することはできないものとする。

１１－４ 違約金の支払いは、次のとおり、遅滞なくこれを行う。

① 甲の債務不履行により乙が解除したときは、甲は、受領済の金員に違約金を付加して乙に支払う。

② 乙の債務不履行により甲が解除したときは、甲は、受領済の金員から違約金を控除した残額をすみやかに無利息で乙に返還する。この場合において、違約金の額が支払済の金員を上回るときは、乙は、甲にその差額を支払うものとする。

１１－５ 乙が本物件の所有権等移転登記を受け、又は本物件の引渡しを受けているときは、前項の支払いを受けるのと引換えに、その登記の抹消登記手続き、又は本物件の返還をしなければならない。

１１－６ 本条の規定は、第１０条に定める契約不適合による契約の解除には適用されないものとする。

11.1 Party A or Party B may, if the other party fails to perform any obligations under this Agreement, terminate this Agreement on condition of performing their own obligations and giving a notice specifying a reasonable time period to rectify such default.

11.2 In the event of termination of the Agreement under the preceding paragraph, Party A or Party B may make a claim against the other party for payment of the above described penalty **[P]**; provided, however, that if such default of obligations is caused by any cause not attributable to the other party in light of this Agreement and social norms of trade, the penalty may not be claimed.

11.3 Regardless of the amount of damage actually incurred, neither party may make a claim against the other party for increase or decrease of the penalty under the preceding paragraph.

11.4 The penalty shall be paid without delay as follows:

(1) In the event of termination due to default by Party A, Party A shall pay Party B the amount received in addition to the penalty

(2) In the event of termination due to default by Party B, Party A shall promptly refund without interest to Party B the balance of the amount received after deducting the penalty. In such a case, if the amount of penalty exceeds the amount paid, Party B shall pay Party A the difference thereof.

11.5 If the transfer of ownership of the Property has been registered or the Property has been delivered to Party B, an application for the cancellation of registration or return of the Property must be made in

exchange for receipt of payment under the preceding paragraph.

11.6 The provisions of this article shall not apply to termination of the Agreement for non-conformance set forth in Article 10 hereof.

第１２条（報酬） Article 12 (Real Estate Agent's Commission)

１２－１ 本契約による売買の媒介手数料は、宅地建物取引業法第４６条第１項の規定により国土交通大臣の定めるところによる。甲は、売主仲介業者に対し、乙は、買主仲介業者に対し、それぞれ、媒介手数料を日本円で支払い、各媒介手数料の上限は、販売価格に３％を乗じ６０，０００円を加え、消費税を加えた額とする。

１２－２ 報酬額の支払いについては、乙は本契約締結の際に半額を買主仲介業者に支払い、残りの半額を物件引渡し完了のときに支払うものとする。甲は物件引渡し完了のときに全額を売主仲介業者に支払うものとする。

１２－３ 乙の責めに帰すべき事由による本契約書の解除があった場合、乙は、買主仲介業者に報酬金額の半分を支払わなければならない。その場合、甲は、売主仲介業者に支払った報酬金額を返金される。

１２－４ 甲の責めに帰すべき事由による本契約書の解除があった場合、甲は、売主仲介業者に報酬金額の半分を支払わなければならない。その場合、乙は、買主仲介業者に支払った報酬金額を返金される。

12.1 Real Estate commissions for the transaction hereunder shall be as stipulated by Ministry of Land, infrastructure, Transport and Tourism pursuant to Section 46, Sub-Section 1 of the Real Estate Business Law. Party A shall pay to the Seller Real Estate Agent and Party B shall pay to the Buyer Real Estate Agent the respective commissions in Japanese Yen. The maximum commission shall be in the amount equivalent to 3% of the purchase price plus JPY 60,000, and consumption tax on this total.

12.2 Regarding the payment for the real estate commission, Party B shall pay fifty percent (50%) of the real estate commission to the Buyer Real Estate Agent at the time of execution of this Contract and the balance of the commission shall be paid to the Buyer Real Estate Agent on the day of the transfer of the Real Estate. Party A shall pay the full amount of the real estate commission to the Seller Real Estate Agent on the day of the transfer of the Real Estate.

12.3 In the event of the termination of this Contract due to any reasons attributable to Party B, Party B shall pay fifty percent (50%) of the real estate commission to the Buyer Real Estate Agent, in which case Party A shall receive a full refund of the real estate commission paid to the Seller Real Estate Agent.

12.4 In the event of the termination of this Contract due to any reasons attributable to Party A, Party A shall pay fifty percent (50%) of the real estate commission to the Seller Real Estate Agent, in which case Party B shall receive a full refund of the real estate commission paid to the Buyer Real Estate Agent.

第１３条（諸規約の承継） Article 13 (Succession of the Rules)

１３ 甲は、乙に対し、環境の維持又は管理の必要上定められた規約等に基づく甲の権利・義務を承継させ、乙はこれを承継する。

13 Party A shall make Party B successing the vendor's rights and duties based on the rules designated for environmental maintenance or management of the real estate and the purchaser shall succeed.

第１４条（管轄） Article 14 (Jurisdiction)

１４ 本契約に関する一切の紛争は、札幌地方裁判所を第一審の専属管轄裁判所とする。

14 Party A and Party B hereby agree that any disputes arising hereafter under this Contract shall be subject to the exclusive jurisdiction of the Sapporo District Court as the court of the first instance.

第１５条 （準拠法及び言語） Article 15 (Governing Law and Language)

１５－１ 本契約は、日本国の法律の適用を受け、同法に従って解釈されるものとする。

１５－２ 本契約書における英語部分は翻訳に過ぎず、日本語部分と英語部分に 解釈上疑義を生じた時は、日本語部分が優先される。

15.1 This contract shall be governed by and construed in accordance with the laws of Japan.

15.2 The English language used in this Contract is for reference purposes only. In the case that any dispute arises regarding the English translation of the original Japanese text, Japanese shall be the prevailing language.

第１６条（反社会的勢力の排除） Article 16 (Elimination of Anti-Social Forces)

１６－１　甲及び乙は、それぞれ相手方に対し、次の各号の事項を確約する。

① 自らが、暴力団、暴力団関係企業、総会屋若しくはこれらに準ずる者又はその構成員（以下総称して「反社会的勢力」という）ではないこと。

② 自らの役員（業務を執行する社員、取締役、執行役又はこれらに準ずる者をいう）が反社会的勢力ではないこと。

③ 反社会的勢力に自己の名義を利用させ、この契約を締結するものでないこと。

④ 本物件の引き渡し及び売買代金の全額の支払いのいずれもが終了するまでの間に、自ら又は第三者を利用して、この契約に関して次の行為をしないこと。

ア　相手方に対する脅迫的な言動又は暴力を用いる行為

イ　偽計又は威力を用いて相手方の業務を妨害し、又は信用を毀損する行為

１６－２　甲又は乙の一方について、次のいずれかに該当した場合には、その相手方は、何らの催告を要せずして、この契約を解除することができる。

ア　前項①又は②の確約に反する申告をしたことが判明した場合

イ　前項③の確約に反し契約をしたことが判明した場合

ウ　前項④の確約に反した行為をした場合

１６－３　乙は、甲に対し、自ら又は第三者をして本物件を反社会的勢力の事務所その他の活動の拠点に供しないことを確約する。

１６－４　甲は、乙が前項に反した行為をした場合には、何らの催告を要せずして、この契約を解除することができる。

１６－５　第２項又は前項の規定によりこの契約が解除された場合には、解除された者は、その相手方に対し、違約金（損害賠償額の予定）として売買代金の20%相当額を支払うものとする。

１６－６　第２項又は第４項の規定によりこの契約が解除された場合には、解除された者は、解除により生じる損害について、その相手方に対し一切の請求を行わない。

１６－７　乙が第３項の規定に違反し、本物件を反社会的勢力の事務所その他の活動の拠点に供したと認められる場合において、甲が第４項の規定によりこの契約を解除するときは、乙は、甲に対し、第５項の違約金に加え、売買代金の80%相当額の違約罰を制裁金として支払うものとする。但し、本項の規定のうち違約罰の支払いに関する規定は、宅地建物取引業者が自ら売主となり、かつ宅地建物取引業者でない者が買主となる場合は、この限りでない。

16.1 Either party shall be committed to matters listed below to the other party.

(1) Either party thereto shall not be a gang member, a gang-related company, a corporate racketeer or any other person equivalent thereto, or a member thereof (hereinafter collectively referred to as the "Anti-Social Forces").

(2) An officer (meaning a member in charge of executing business, a Director, or any other person equivalent thereto) of either party shall not be involved in Anti-Social Forces.

(3) Either party shall not have Anti-Social Forces conclude the Contract in the name of the relevant party.

(4) Either party shall not perform or have a third-party perform an act that falls under any of the following items until both the delivery of the Property and the payment of the Sales Price in full has been completed.

a. Threatening behavior or act of violence to the counterparty.

b. The use of fraudulent means or force, has obstructed the performance or damaged the credit of the counterparty.

16.2 In the event either party falls within any of the following, the other party may cancel the contract without providing any notification.

a. In case there exists any declaration in violation of the provisions of the preceding paragraph "a" or "b".

b. In case the contract that violates the provisions of the preceding paragraph (3) concluded.

c. In case there exists any act in violation of the provisions of the preceding paragraph (4).

16.3 Party B shall not commit or have a third-party use the Property for any Anti-Social Forces office or its base of other operation activities.

16.4 The Seller may cancel the Contract without providing any notification in case there exists any act in violation of the provisions of the preceding paragraph by Party B.

16.5 If the Contract is cancelled pursuant to the provisions of paragraph 2 or preceding paragraph, the party who is cancelled shall pay the penalty (equivalent to twenty (20%) of the Sales Price) as the damages for breach of the Contract (liquidated damages) to the other party.

16.6 If the Contract is cancelled pursuant to the provisions of paragraph 2 or 4, the party who is cancelled shall not claim compensation for damages of any kind resulting from the cancellation to the other party.

16.7 If Party B has violated the provisions of paragraph 3, where it is found that the Property has been used for an Anti-Social Forces office or its base of other operation activities, Party B shall pay the breach of the Contract penalty (equivalent to 80% of the Sales Price) as the fine to the Seller in addition to the penalty set forth in paragraph 5 as the Seller had cancelled the Contract under the provisions of paragraph 4.
However, the provisions for the penalty payment of this Paragraph shall not apply to the transaction where Party A is a licensed real estate company and the Party B is not a licensed real estate company.

第１７条（印紙代の負担）Article 17 (Payment of Stamp Duty)

１７ 本契約書はまず甲が記名押印したのち乙により海外にて署名締結される方法で完成されるため、収入印紙は添付されないものとする。

17 Revenue stamp will not be attached to this contract as the executing signatures shall be made by Party A at first in Japan and then shall be completed outside of Japan by Party B.

第１８条（遅延損害金）Article 18 (Late Payment Charge)

１８ 甲の本契約における全ての義務と売買の条件が達成された上で、乙が本契約の各条項に基づき甲に支払うべき金銭を所定の期日までに支払わないときは、甲は乙に対して当該所定の期日から支払を完了する日に至るまで、当該未払金に対し年利 14.6%の割合による延滞損害金を請求する事ができるものとする。

18 Provided that all other obligations of the Party A and conditions of sale have been met, if Party B fails to pay the amount due by the specified due date in this Contract, Party A may charge Party B a late payment charge at the rate of 14.6 percent per annum on the unpaid amount for the period from the day following the due date to the date of payment.

第１９条（引渡し前の滅失・損傷）Article 19 (Loss or Damage prior to Delivery)

１９－１ 本物件が第５条による引き渡し前に、天災地変その他甲又は乙のいずれの責めにも帰すことのできない事由によって、本物件が滅失し甲がこれを引渡すことができなくなったときは、乙は売買代金の支払いを拒むことができ、甲又は乙はこの契約を解除することができる。

１９－２ 本物件の引渡し前に、前項の事由によって本物件が損傷したときは、甲は、本物件を修補して乙に引渡すものとする。この場合、甲の誠実な修復行為によって引渡しが第５条による期日を超えても、乙は、甲に対し、その引渡し延期について異議を述べることはできない。

１９－３ 甲は、前項の修補が著しく困難なとき、又は過大な費用を要するときは、この契約を解除することができるものとし、乙は、本物件の損傷により契約の目的が達せられないときは、この契約を解除することができる。

１９－４ 第１項又は前項によってこの契約が解除された場合、甲は、受領済の金員を無利息で遅滞なく乙に返還しなければならない。

19.1 If the Property is lost and cannot be delivered by Party A due to natural disasters or any other cause not attributable to Party A or Party B prior to delivery of the Property under Article 5 hereof, Party B may refuse to pay the purchase price, and Party A or Party B may terminate this Agreement.

19.2 If the Property is damaged by any cause under the preceding paragraph prior to delivery of the Property, Party A shall repair and deliver the Property to Party B; provided that in such a case, Party B may not make a complaint to Party A about any delay in delivery beyond the above described date of delivery under Article 5 hereof, resulting from good-faith repair actions by Party A.

19.3 If the repair under the preceding paragraph is significantly difficult or requires excessive costs, Party A may terminate this Agreement, and if the purpose of the Agreement cannot be achieved due to damage to the Property, Party B may terminate this Agreement.

19.4 In the event of termination of this Agreement pursuant to Paragraph 1 hereof or the preceding paragraph, Party A must, without delay, refund to Party B the amount received without interest.

第２０条（個人情報の開示）Article 20 (Disclosure of Personal Information)

２０ 本人確認書類及び連絡先等の住所・電話番号・メールアドレス、不動産売買契約書等の売買契約時に署名した書類、本物件売買の諸費用一覧について仲介業者が下記の目的の範囲内で開示することに甲乙は同意する。

① 売買代金を海外送金するために銀行への提出
② 所有権移転登記のために、司法書士事務所への提出
③ 市町村、国等の公的機関への届出等に添付
④ 乙のために本物件の管理・維持を行う会社への提出

20 For the purpose of The Property's sale and purchase and future management, Party A and Party B agree to allow the real property transaction agents to disclose to various parties details of expenses and contact information such as addresses, phone numbers, email addresses, as well as providing them with the sale and purchase agreement and other related documents.

The main parties to receive this information and documentation will be:

(1) Banks; to allow remittance and receipt of overseas deposit and settlement funds.
(2) The judicial scrivener office (the legal office carrying out the title conveyancing); to enable the registration of the transfer of ownership.
(3) Public institutions such as local, regional and national governments and authorities; to enable the provision of legally required notifications.
(4) The entity that will manage the Property for Party B; to enable management and maintenance to take place.

第２１条（特約事項） Article 21 (Special Provisions)

２１－１ 特約条項の規定と本契約書本文の規定に相違があるときは、特約条項の規定が優先する。

２１－２ 乙は、本物件の引渡しのときまでに、乙としての本契約上の地位及び権利義務を、乙が設立する会社（その詳細は乙が甲に対し別途通知する。）に譲渡することができるものとし、甲はあらかじめこれを承諾する。

２１－３ 本契約に定めがない事項、また本契約条項に解釈上の疑義が生じた場合は、日本国の民法その他関連法規および不動産取引の慣行に従い、甲乙共に誠意を持って協議し、解決するものとする。尚、その際には、本契約書上の英語翻訳部分ではなく日本語表記に従って判断されるものとする。

２１－４ 本契約書は、各自が署名した文書を PDF にして E-mail に添付することによって締結できる。

２１－５ すべての支払いを甲もしくは甲の代理人が受ける際の銀行手数料は、乙が負担するものとする。

２１－６ １）本物件は、未完成物件であり宅地等造成工事完了時の形状等は、別添設計図面のとおりです。なお、重要事項説明時において宅地造成等工事は完了しておりますが、工事完了検査は未了につき、甲は、本物件引渡し日までに工事完了検査を終え、同検査済証を乙に交付するものとする。
２）本物件の売買契約締結後、許可済みの開発行為に変更が生じた場合、甲は、自らの責任と負担において変更申請の手続きをすみやかに行うものとし、工事完了検査ならびに同検査済証の交付の期日は前項同様、本物件引渡し日までに行うものとする。

２１－７ 本物件の法令に基づく制限については、本物件重要事項説明書作成時点における内容であり、将来、法令の改正等により、本物件の利用に関する制限が付加または緩和される場合があります。

２１－８ 売買代金の全部または一部の支払いについて、甲の指定する銀行口座に振込みにより行われた場合、甲は、領収証の発行を致しませんのでご了承ください。

２１－９ 本物件は、準都市計画区域かつ森林法に基づく地域森林計画の対象民有林の区域内に存します。そのため、本物件は、都市計画法第 29 条に基づく開発行為の申請を行い、北海道知事の許可を受けた宅地造成地となります。(別添開発行為（変更）許可申請書参照願います。）但し、本物件においては、開発区域の面積が１ヘクタール超えではないため森林法に基づく林地開発行為申請許可は不要となります。
宅地造成等の開発行為を申請するにあたっては、予定建築物（建築物の用途、種類、規模）の設定、土地をどのような目的で利用するかなど土地利用計画を作成したうえ、関係行政庁に申請することになっていますが、許可又は検査済証の交付後に土地利用計画を変更しようとする場合は、改めて開発行為許可申請を行い北海道知事の許可を得なければなりませんので、その場合は、必ず後志総合振興局又は倶知安町役場担当部課に事前相談を行ってください。

２１－１０ 本物件には道道蘭越ニセコ倶知安線からのアクセスとして取付道路が２ヶ所設置されています。取付道路の位置は、別添土地利用計画平面図をご確認ください。

２１－１１ 本物件には、別添インフラ配管計画平面図に記載されるとおり 40～50Pe の配水管が設置されていますが、同図面記載の道道横断管（私設水道管 Pe 50）は使用不可となります。そのため、乙は、自らで水源の確保及び水道供給に必要とされる施設井戸、貯水槽、揚水・送水ポンプ及び付帯設備等を新設する必要があります。なお、水源確保、水道施設の新設にかかる一切の費用は、乙負担となりますのでご了承ください。
※本物件前面道路（道道蘭越ニセコ倶知安線）内には、町営水道本管が設置されていますが、現

在、倶知安町では水道需給が逼迫しており町水道の供給を停止しております。令和12年供給予定。（令和4年6月20日倶知安町水道課担当及川様確認）
将来、町営水道利用が可能となり、町営水道を利用する場合は、町が定める水道利用加入金のほか、水道接続工事費などの費用が別途かかりますのでご承知おきください。

21－12　本物件内（山田95-10区画内）で地質調査（令和2年6月）を実施しております。詳細は別添地質 調査報告書をご確認ください。なお、本物件では、地質調査後に造成工事を行っておりますので、将来、本物件内において建築物を新築される際は、その建築物の配置計画にもとづき地質調査を実施されることをお勧めします。但し、地質又は地耐力等の調査にかかる費用は、乙の負担となりますのでご了承ください。

21－13　本物件は、土壌汚染対策法の法令上、現在、要措置区域に指定されていません。甲は、閉鎖登記簿、住宅地図等の記録から本物件に土壌汚染の影響を受ける施設はもとより建築物、工作物等の存在の有無を確認しておりません。なお、甲は、本物件において土壌汚染、地中埋設物に関する専門的な調査は実施しておりませんので、それら詳細については不明です。

21－14　本物件東側隣接地には、現在ホテル（Mid Town Niseko）が存します。また、その他本物件南又は西側隣接地は第三者所有となるため、将来、環境、景観、眺望及び日照条件等が著しく変化する可能性があります。

21－15　本物件南側には、オショロ川（普通河川）が存しますが、当該河川の一部が本物件に越境しております。なお、河川越境による潰地範囲は、別添土地利用計画平面図をご確認ください。また、本物件内には、雨水流出抑制機能を有する防災調整池（地下式）が設置されており（別添雨水集水区域図参照）、本物件所有者は、当該河川ならびに当該防災調整池について、それら施設を適正に管理する義務を負いますのでご了承ください。

21－16　本物件の開発行為工事により設置されるインフラは別添開発行為申請に関する図面（雨水排水計画平面図及びインフラ配管計画平面図記載のとおりとする。

21－17　本物件のある倶知安町は、北海道でも有数の豪雪地帯であり、年間の降雪量が13㍍（平均値）にも達します。当該地域では、除雪にかかる労力、コストが相当に及び、また、毎年多くの雪による事故、トラブルが発生していることから、建築物等を建築する際は、倶知安町建築物等に関する指導要綱をしっかりとご理解いただくとともに、さらなる雪対策を検討されるようお願いします。

21－18　本物件の管理責任は、本物件引渡し日をもって、甲から乙に移転します。引渡し日以降は、乙の責任のもと、本物件を管理されますようお願いいたします。

21－19　乙は、本物件の周辺環境及び近隣関係を十分確認した上で、本契約を締結し、契約締結後に甲及び仲介業者に対して本物件周辺環境及び近隣関係について苦情を申し出ず、また、周辺環境及び近隣関係に変化が生じても異議を申し出ないものとします。本項は、周辺環境又は近隣関係に関して変化等の事象が、甲又は仲介業者の責めの帰すべき事由により発生した場合には、適用されないものとする。

21－20　甲は、本物件内に残置した動産（以下、「残置物」という。）の所有権を放棄し、乙がいかなる処分をしても異議を述べません。また、乙は、残置物の処分に費用を要したとしても甲に名目の如何を問わず何らの請求をすることはできません。

21－21　本物件隣接地からの越境物が発見された場合であっても、甲は、その越境物を解消することなく、現状のまま引渡すものとします。

21－22　◎土地建物の譲渡対価に対する源泉徴収
非居住者や外国法人である所有者が、将来、本物件を譲渡する場合、本物件を購入しその譲渡対価を支払う者は、譲渡対価の10.21％の税率で所得税及び復興特別所得税を源泉徴収することとなっています。すなわち、本物件を売却する者は、譲渡対価から譲渡対価の10.21％相当額が差し引かれた額を受領することとなります。
◎不動産の賃貸料に対する源泉徴収
非居住者や外国法人である所有者が、本物件を賃貸する場合、賃借人は、賃貸人に支払う賃料の20.42％の税率で所得税及び復興特別所得税を源泉徴収することとなっています。即ち、本物件を賃貸する者は、賃料から賃料の20.42％相当額が差し引かれた額を受領することとなります。
【補足】
上記、本物件の譲渡又は賃貸により源泉徴収された税金は翌月10日までに税務署に納付します。
源泉徴収された税金は、当該年の所得に対する確定申告により最終的に清算されます。
この非居住者又は外国法人に対する源泉徴収制度は平成27年4月1日現在法令に基づくものであり、将来改正される場合があります。

21－23　固定資産税は、毎年1月1日現在の所有者（土地及び建物の登記簿名義人）が納税義務者とな

り、毎年５月頃、倶知安町から納税通知書が送付されますので、その通知書に従って納税していただきます。なお、税額は倶知安町が定める固定資産課税標準額に税率1.4%を乗じた額となります。

２１－２４　本物件には接続できる下水設備はございません。本物件内に建物を建築する際は浄化槽等の設置が必要となります。なお、浄化槽の処理水放流先は既設Ｕ型側溝等に接続いただきます。※別添資料（インフラ配管計画平面図）参照

２１－２５　各敷地の予定建築物（用途）は別添土地利用計画図（図面番号5）に示されるとおりですが、それら予定建築物は当該開発行為における雨水排水設計条件をもとに規模、形状などが定められております。したがって、予定建築物の用途、規模を変更する場合は、雨水排水設計条件（調整池許容量を含め）を見直す必要があります。※別添資料（インフラ配管計画平面図）参照

２１－２６　本物件引渡し後、許可済みの開発行為の内容と同一性を失うような大幅な変更を行う場合、新たに開発行為の許可申請が必要となります。また、開発区域内において予定される建築物の用途変更、開発行為に関する設計の変更、自己用又は非自己用或いは居住用又は業務用の別の変更等、変更の許可申請を必要とする変更についても、前述同様に開発行為の変更許可申請が必要となりますのでご了承ください。但し、軽微な変更についてはこの限りではありません。

なお、本物件引渡し後の開発行為許可申請は、その一切の手続きについて乙の責任と負担において行っていただきますのでご了承ください。

新たな開発行為の申請或いは開発行為の変更申請を行う場合は、事前に本物件所在地を所管する役場又は振興局にお問い合わせください

２１－２７　乙が、本物件を共同して買受ける場合、乙は、本契約に定める債権を共同で行使し、債務については、その持分割合にかかわらず連帯してこれを履行するものとする。

21.1 Should there be any difference or discrepancy between provisions of this Special Provisions article and those of Article 1 to Article 20 of this Agreement, the provisions of this Special Provisions article shall prevail.

21.2 Party B may assign its contractual position as Party B and rights and obligations under this Agreement to a company to be established by Party B (its details are to be notified by Party B to Party A) until the time of delivery of the Property. Party A hereby agrees to that assignment in advance.

21.3 Any matters not provided for herein or questions as to the construction of any of the provisions hereof shall be resolved by consultation between Party A and Party B in good faith, in accordance with the Japanese Civil code and other applicable laws and real estate transaction practices. In the case that any dispute arises regarding the English translation of the original Japanese text, Japanese shall be the dominant language.

21.4 This contract may be executed electronically with both parties signing and sending via email a PDF attachment.

21.5 All bank charges will be paid by Party B when Party A or Party A`s representative receive the deposit and Settlement.

21.6 1) This property is an unfinished property, as shown in the attached design drawing. At the time of explaining important matters, construction work such as residential land development has been completed, but the construction completion inspection has not been completed, so Party A will complete the construction completion inspection by the delivery date of the property and issue the inspection certificate to Party B.

2) If there is a change in the permitted development activity after concluding the sales contract for this property, Party A shall promptly carry out the procedure for the change application at own risk and expense, and issue the construction completion inspection and the inspection certificate. The due date shall be the same as the preceding paragraph, by the delivery date of the property.

21.7 The explanation on the restrictions under laws for the Property is based on the restrictions under laws at the time of preparation of Statement of Important Matters for the Property and restrictions on use of the Property may be increased or relaxed depending on revisions, etc. of laws in the future.

21.8 If a transfer is made to the bank account designated by Party A for payment of all or a part of the purchase price, Party A shall not issue a receipt..

21.9 The property is located in the Quasi-City Planning area and a privately owned forest area subject to regional forest planning under the Forest Law. This property is currently a development site for which an application for development activities pursuant to Article 29 of the City Planning Act and has been approved by the Governor of Hokkaido. (Refer to the attached application for permission to develop (change)). As the area of the development does not exceed 1 hectare, application and approval for forest development under the Forest Law is not required. When applying for development activities such as land development, Party B required to prepare a land use plan that includes the intended

use, type, and scale of buildings, and the purpose for which the land will be used, before applying to the relevant administrative agency. If you wish to change the land use plan after a permit or inspection certificate has been issued, Party B must submit a new application for permission for development activities and obtain permission from the Hokkaido Governor.

21.10 There are two access roads to the property from the Rankoshi-Niseko-Kutchan Route. Please refer to the attached land use plan for the location of the access roads.

21.11 The property is equipped with 40-50 Pe water distribution pipes as shown on the attached infrastructure piping plan, but the crossing pipe under the public road (private water pipe Pe 50) shown on the same land use plan shall not be used. Party B is required to install a well, water storage tanks, pumping / water pumps, incidental facilities, etc. that are necessary for securing water sources and supplying water. Please note that Party B will be responsible for all costs for securing a water source and constructing a new water supply facility.* The town water main is located on the road in front of the property (Rankoshi-Niseko-Kutchan Route). Under the current capability of Kutchan Town, town water supply is suspended for larger developments until 2030. (20th June 2022, Kutchan-cho Waterworks Division Mr. Oikawa). If town water supply becomes available in the future and Party B wish to use the town water supply, Party B will be required to pay a separate fee for the water connection work, in addition to the water service subscription fee set by the town.

21.12 Party A has conducted a geological survey (June, 2020) in the property (95-10 Yamada area). For details, please refer to the attached geological survey report. As construction work has been carried out after the geological survey, it is recommended to conduct a geological survey according to new layout plans when constructing new buildings in the future. Party B will be responsible for the cost of investigating the geology or soil resistance.

21.13 The property is currently not designated as an area requiring action under the Soil Contamination Countermeasures Law. Party A has not confirmed the existence of buildings, structures, etc., as well as facilities affected by soil pollution, from records such as closed registries and housing maps. Party A has not conducted a specialized survey on soil pollution and underground buried objects in this property, so the details are unknown.

21.14 A hotel (Mid Town Niseko) is located on the east side of the property. In addition, the land adjacent to the south and west sides of the property is owned by third parties, and there is a possibility that the environment, scenery, views, and sunlight conditions may change significantly in the future.

21.15 The Oshoro River (ordinary river) is located on the south side of the property, and a part of the river crosses the boundary into the property. Please refer to the attached land use plan for the extent of the land affected by the flow of the river. A disaster prevention adjustment pond (underground type) with a rainwater outflow control function is installed in the property (see the attached rainwater collection area map). Please note that the property owner is responsible for the proper management of the river and the disaster prevention adjustment pond.

21.16 The infrastructure to be installed by the development action work of this property shall be as described in the attached drawings related to the application for development action (rainwater drainage plan and infrastructure piping plan).

21.17 Kutchan Town where the Property is located is one of the foremost areas of heavy snowfall even for Hokkaido and the annual snowfall reaches 13 meters (average). In such a region, labor and costs for snow removal are considerable and there occur many accidents and other trouble due to snow every year, so in building of structures, etc. it is necessary to firmly grasp the guidelines for Kutchan Town buildings, etc. and please examine further snow control measures.

21.18 The responsibility for management for the Property shall transfer from Party A to Party B on the date of delivery of the Property. After the date of delivery, please have the Property managed at the responsibility of Party B.

21.19 Party B for the Property shall enter into the Sale and Purchase Contract after completely checking the surrounding environment. Party B will not give any objections or complaints about surrounding environment and neighboring relation to Party A and the real estate agent. In the case that the surrounding environment and neighboring owners change in future, Party B will not give any objections or complaints to Party A and the real estate agent. This paragraph shall not apply if any events or issues happen to the surrounding environment or relationship with the neighbors and such events or issues are attributable to Party A or the real estate agent.

21.20 Party A agrees to waive ownership of all chattels left in the Property. Party A shall not make any objections if Party B discards anything. Party B agrees to bare any disposal expenses and shall not demand payment from Party A.

21.21 In the case any objects are found that cross the land boundary, the Property will be transferred as is without Party A removing them.

21.22 ◎Withholding tax on land and building sales price

If the Property owner is either a non-resident or foreign corporation and sells these Properties to

another party in the future, the party that purchases the Properties from and pays the price to the owner will be required to withhold 10.21% of the purchase price as the income tax and special corporate tax for reconstruction.

◎Withholding tax on rent payments

If the Property owner is either a non-resident or foreign corporation and leases these Properties to another party, the lessee of the Properties will be required to withhold 20.42% of the rent payable to the lessor.

[Supplementary information]

The taxes that will be withheld during such sales/purchase or lease transaction as described above will be paid to the tax office by the 10th day of the following month.

The taxes withheld in these transactions will be eventually settled through the filing income tax for any income earned during the year. This withholding tax system applies to non-residents and foreign corporations that are property owners in Japan and has been instituted under the applicable law and remains effective as of April 1st, 2015, which may be subject to possible amendment in the future.

21.23 Fixed asset tax is levied on registered land and buildings as of January 1st every year. A tax notice for the fixed asset tax will be sent from Kutchan Town Office to the owner around May every year. The tax must be paid as detailed in the tax notice. The tax amount is calculated by multiplying the fixed asset standard taxable value, which is assessed by Kutchan Town Office, by the tax rate 1.4%.

21.24 The property cannot be connected to town sewage facility. It is necessary to install a septic tank etc. when constructing a building in the property. In addition, the treated water discharge from the septic tank should be connected to the existing U-shaped ditch. * Refer to the attached document (Infrastructure Piping Plan View)

21.25 The planned building (use) of each site is as shown in the attached land use plan (drawing number 5), and rainwater drainage design conditions in this development were determined by the scale and shape of the planned building. When changing the use and scale of the planned building, it is necessary to review the rainwater drainage design conditions (including the capacity of the adjustment pond). * Refer to the attached document (Infrastructure Piping Plan View)

21.26 After delivery of the property, if Party B makes a major change of the content of the permitted development activity, Party B will need to apply for a new permission for development activity. In addition, it is necessary to apply for permission for changes, such as planned changes in the use of buildings in the development area, changes in the design related to development activities, and other changes for personal or non-self or residential or commercial use. Please note that Party B will need to apply for permission to change the development activity as described above.

However, this does not apply to minor changes. Please note that Party B is responsible for all procedures for applying for development activity permission after delivery of the property.

When applying for a new development activity or change of development activity, please contact the government office or promotion bureau that has jurisdiction over the location of the property in advance.

21.27 If Party B consist of buyers jointly purchasing the Property, Party B shall exercise their claims provided in this Contract jointly. In such case, Party B shall jointly and severally perform their obligations hereunder regardless of their percentage interest in the Property.

第２２条（契約書の最終署名地）Article 22（Place of Contract Conclusion）

２２ 甲及び乙は、本契約書の最終的な作成場所、最終署名者は本書３頁のとおりであることを確認するものとする。

22 Both parties confirm in writing that the last place of the contract conclusion and last physical person signed the contract are as Page 3 on the Contract.

［以下余白］

[Remainder of Page Intentionally Left Blank]

重要事項説明書［土地の売買用］

Statement of Important Matters [The Land for Sale & Purchase]

買主(譲受人) Purchaser/Assignee:	Hotel101 Worldwide Private Limited DDPC Worldwide Pte. Ltd.	売主(譲渡人) Seller/Assignor:	株式会社泉 郷 Kabushikigaisha Izumikyo

下記の不動産について、宅地建物取業法第 35 条・同法第 35 の 2 つの規定基づき、次の通り説明致します。この内容は重要ですから、十分理解されるようお願い致します。本書面には、説明内容をあらかじめ印刷した事項がありますが、そのうち説明文の頭の口欄に　印をつけた記載内容が下記不動産について相当する説明です。　印の無い口欄、または線で説明等は、関係ないことを示します。

The details of the property are described as follows in accordance with Articles 35 and 35.2 of the Building Lots and Building Transaction Business Law. Please make sure that you fully understand the details, since these matters are important.

This statement contains terms prepared and printed in advance. Terms relevant to the property indicated above are marked with a crossed box. Terms which are not relevant to this property are indicated by an empty box.

不動産仲介業者/ The Real Estate Agent

		売主 The Seller	売主・買主仲介業者 The Seller's and The Buyer's Agent
宅地建物取引業者 Brokerage Agent	商号又は名称 Trade Name or Company Name	株式会社泉 郷 Kabushikigaisha Izumikyo	H2 Group 株式会社 H2 Group K. K.
	代表者の氏名 Name of Representative	西村 善雄 NISHIMURA Yoshio	サイモン・グレン・ロビンソン Simon Glen ROBINSON
	主たる事務所所在地・TEL Main Office Address/Phone No.	札幌市中央区南 2 条西 2 丁目 8 番地 電話番号：011-206 2811 8-banchi, Nishi 2-chome, Minami 2-jo, Chuo-ku, Sapporo Tel: +81 11-206 2811	虻田郡倶知安町字山田 81 番地 7 電話番号：0136-21-5138 81-7 Aza-Yamada, Kutchan-cho, Abuta-gun Tel: +81 136 21 5138
	免許証番号 License Number	北海道知事 石狩 （7）第 5846 号 Hokkaido Governor License Ishikari (7) No. 5846	北海道知事 後志 （1）第 435 号 Hokkaido Governor License Shiribeshi (1) No.435
	免許年月日 Date of License Issued	令和 3 年 6 月 2 日 2 June 2021	令和 3 年 4 月 8 日 8 April 2021
説明をする宅地建物取引士 Real-Estate Transaction Specialist in charge	氏名 Name	村山 貞義 MURAYAMA Sadayoshi	成澤 弘幸 NARISAWA Hiroyuki
	登録番号 Registry Number	北海道（石狩）第 9764 号 Hokkaido (Ishikari) No.9764	北海道（石狩）第 20779 号 Hokkaido (Ishikari) No.20779
	業務に従事する事務所名 Office Responsible for Transaction	株式会社泉 郷 Kabushikigaisha Izumikyo	H2 Group 株式会社 H2 Group K. K.
	業務に従事する事務所 Office Address and TEL	札幌市中央区南 2 条西 2 丁目 8 番地 電話番号：011-206 2811 8-banchi, Nishi 2-chome, Minami 2-jo, Chuo-ku, Sapporo Tel: +81 11-206 2811	虻田郡倶知安町字山田 81 番地 7 電話番号：0136-21-5138 81-7 Aza-Yamada, Kutchan-cho, Abuta-gun Tel: +81 136 21 5138
取引態様 Category of Transaction		売主 The Seller	売買の媒介 Intermediary for Sales
供託所等に関する説明 Explanation of Deposit Office and others	宅地建物取引業保証協会の名称及び所在地 Name and Address of Real-estate Transaction Guarantee Association	公益社団法人　不動産保証協会 東京都千代田区紀尾井町 3-30 全日会館 Real Estate Transaction Guarantee Public InterestIncorporated Association Zennichi-Kaikan 3-30 Kioi-cho, Chiyoda-ku, Tokyo	社団法人 全国宅地建物取引業保証協会 東京都千代田区岩本町 2 丁目 6 番 3 号 Real Estate Guarantee Association 6-3 Iwamoto-cho 2chome, Chiyoda-Ku,Tokyo (Zen-Nichi Kan)
	所属地方本部の名称及び所在地 Name and Address of Local Headquarter	公益社団法人　不動産保証協会北海道本部 札幌市中央区南 4 条西 6-11-2 Real Estate Transaction Guarantee Public Interest Incorporated Association Hokkaido Office 11-2, Minami 4 Nishi 6, Chuo-ku, Sapporo-City	社団法人 全国宅地建物取引業保証協会 北海道本部 札幌市中央区北 1 条西 1 7 丁目 1-52 Real Estate Guarantee Association Hokkaido Office 1-52, Kita 1 Nishi 17, Chuo-ku,Sapporo-City
	弁済業務保証金の供託所及び所在地 Name and Address of Deposit Office in charge of Security Deposit for Reimbursement	東京法務局 東京都千代田区九段南 1 丁目 1 番 15 号 Tokyo Legal Affairs Bureau 1-1-15 Kudan-Minami, Chiyoda-Ku, Tokyo (Kudan No.2 GodoChosya)	東京法務局 東京都千代田区九段南 1 丁目 1 番 15 号 Tokyo Legal Affairs Bureau 1-1-15 Kudan-Minami, Chiyoda-Ku, Tokyo (Kudan No.2 GodoChosya)

売主（交換の場合の譲渡人）の表示
Description of Seller (Assignor in case of Exchange)

住所・氏名 Name and Address	札幌市中央区南二条西二丁目８番地 8-banchi, Nishi 2-chome, Minami 2-jo, Chuo-ku, Sapporo 株式会社泉 郷 Kabushikigaisha Izumikyo
登記名義人と	☒同じ ☒Same as registered owner　　☐異なる→理由： ☐different from registered owner ⇒

不動産の表示等
Description of Subject Premises

土地 Land

所在 Registered Location	地番 Lot Number	地目 Land Category	地積 Land Size		権利の種類 Type of Right
虻田郡倶知安町字山田 Aza-Yamada,Kutchan-cho,Abuta-gun	95 番 1 95-1	山林 Forest	2,611	㎡	所有権 Freehold Title
虻田郡倶知安町字山田 Aza-Yamada,Kutchan-cho,Abuta-gun	95 番 8 95-8	山林 Forest	651	㎡	所有権 Freehold Title
虻田郡倶知安町字山田 Aza-Yamada,Kutchan-cho,Abuta-gun	95 番 9 95-9	山林 Forest	1,479	㎡	所有権 Freehold Title
虻田郡倶知安町字山田 Aza-Yamada,Kutchan-cho,Abuta-gun	95 番 10 95-10	山林 Forest	3,162	㎡	所有権 Freehold Title
虻田郡倶知安町字山田 Aza-Yamada,Kutchan-cho,Abuta-gun	95 番 11 95-11	山林 Forest	752	㎡	所有権 Freehold Title
虻田郡倶知安町字山田 Aza-Yamada,Kutchan-cho,Abuta-gun	95 番 12 95-12	山林 Forest	269	㎡	所有権 Freehold Title
合計 Total			8,924	㎡	

<table>
<tr><td>契約対象の地積の確定
Adoption of Subject Land Acreage</td><td colspan="3">☒公簿面積による
Area on Land Registry
☐実測面積による → 実測：☐済・☐未済（実測清算：☐有・☐無）
Area on Survey→ Measurement Survey: ☐Already done・☐Not done yet /Survey Adjustment: ☐Yes / ☐N/A</td></tr>
<tr><td rowspan="4">土地に関する測量図
Survey Drawing For Land</td><td>☐確定測量図
Conclusion Survey Drawing</td><td>☐　年　月　日付
Surveyed Date: [Year / Month / Day]
☐引渡日までに測量する
Survey will be done by the delivery day.</td><td rowspan="4">※確定測量図とは、全ての隣地所有者の立会を得て境界確定されたもの（官有地に接する場合は、官民査定手続も経たもの）をいいます。*Conclusion Survey Drawing is an officially registered map with boundaries agreed to by all adjacent landowners. In case of public domain land, after clearing the procedure of public-private settlement.
※現況測量図は、上記確定測量図以外のものをいいます。*Current Survey Drawing is defined as any other map other than the Conclusion Survey Drawing.
※地積測量図は、分筆登記等の際に添付される測量図で、登記所に申請書類として保管されているものですが、確定測量図であるとは限りません。*The Registered Cadastral Survey Drawing is a survey drawing attached during submission to the Land Registry when the land is subdivided and kept at Legal Affairs Bureau, however, it is may not always the same as Conclusion Survey Drawing
※現況測量図、地積測量図の場合、分筆・合筆には隣地所有者の承認が必要な場合があります。詳しくは土地家屋調査士にお問合せください。*In case there is only a Current Survey Drawing attached to Land Registry with any parties, certain approval by adjacent landowners may be needed to subdivide or to join the land. Please consult a registered land and building surveyor for more detail.</td></tr>
<tr><td>☐現況測量図
Current Survey Drawing</td><td>☐　年　月　日付
(隣地所有者立会い：☐済☐未済)
Surveyed Date: [Year / Month / Day]
(Neighborhood presence: ☐ Settled ☐ Not settled)
☐引渡日までに測量する（隣地所有者立会い予定：☐有☐無)
Survey will be done by the delivery day.
(Neighborhood presence:
☐Planned
☐Not planned)</td></tr>
<tr><td>☒地積測量図
Registered Cadastral Survey Drawing</td><td>☒2022 年 6 月 6 日作製
（土地家屋調査士　金井政二）
Created on June 6, 2022
(Prepared by: Registered land and building investigator: KANAI Masaji)</td></tr>
<tr><td>☐その他
Others</td><td></td></tr>
<tr><td>備考
Remarks</td><td colspan="3"></td></tr>
</table>

Ⅰ　対象となる宅地に直接関係する事項
Ⅰ. Items concerned directly to Subject Land

1　登記簿に記録された事項（令和4年6月16日現在）　詳細は別添の登記事項証明書等参照。
Facts registered on the official registry as of 16th June, 2022 Please refer to attached Certification of Recording Matters etc. for details.

土地 Land	権利部（甲区） Right Section (First Section)	名義人 Registered Owner	住　所 Address	札幌市中央区南二条西二丁目8番地 8-banchi, Nishi 2-chome, Minami 2-jo, Chuo-ku, Sapporo
			氏　名 Name	株式会社泉郷 Kabushikigaisha Izumikyo
		所有権にかかる権利に関する事項（☐有・☒無） Facts regarding Rights concerned to Ownership (☐Applicable ☒N/A)		該当なし N/A
	権利部（乙区） Right Section (Second Section)	所有権に以外の権利に関する事項（☐有・☒無） Facts regarding Rights other than Ownership (☐Applicable ☒N/A)		該当なし N/A
※登記簿に記載された事項以外の事項* Note: There is no detail other than registration Details in the Register.				該当なし N/A
備考 Remarks				

2　借地権（使用貸借権）付建物の売買等の場合（☐する・）
In case of transaction for building settled Land Leasehold/Right of Loan for Use (☐Applicable)

該当しない N/A

3　第三者による対象物件の占有に関する事項
Facts regarding Possession of Subject Premises by Bystander

該当しない N/A

4 都市計画法・建築基準法等の法令に基づく制限の概要
Outlines of regulations based on the Urban Planning Law and the Building Standards Law

(1) 都市計画法・建築基準法に基づく制限の概要
Outlines of Regulations based on the Urban Planning Law and the Building Standards Law

<table>
<tr><td rowspan="6">①</td><td colspan="3">区 域 区 分
Zone Classification</td></tr>
<tr><td colspan="2" rowspan="3">☐都市計画区域 / City Planning Area</td><td>☐市街化区域 / Urbanization Area</td></tr>
<tr><td>☐市街化調整区域 / Urbanization Control Area</td></tr>
<tr><td>☐線引きされていない区域 / Pre-zoning Area</td></tr>
<tr><td colspan="2">☒準都市計画区域 / Quasi City Planning Area</td><td>☒山田 I 地区（北側の道道中心線より 60m の間）
Yamada I Area (Between the prefectural road center line to 60m south from the prefectural road center line)

☒山田 II 地区（北側の道道中心線から 60m より南側）
Yamada II Area (From 60m south of the prefectural road center line southwards)

※別添資料参照 (Refer to the attached document)</td></tr>
<tr><td colspan="3">☐都市計画区域・準都市計画区域外 / Outside of City Planning Area and Quasi City Planning Area</td></tr>
<tr><td>②</td><td>開発行為等の制限
Regulations for Land Development Action</td><td colspan="2">☒ 開発許可必要 / Need for Land Development Permission.

一定規模(3,000 ㎡)を超える開発を行う際は、後志総合振興局長又は北海道知事の許可が必要となります。開発行為許可
→ ☒許可済み・☐未済
(許可番号:後小建指第 R3-2 号指令(2021 年 4 月 22 日許可))
(許可番号:変更後小建指 R3-9 号指令(2021 年 9 月 6 日許可)
※本物件の契約締結後、許可済みの開発行為に変更が生じる場合がありますのでご了承ください。なお、当該開発行為に変更が生じた際は、売主は自らの責任と負担において、本物件引渡し日までに工事完了検査を終え、同検査済証を買主に交付します。
When developing over a certain scale (3,000 m^2), permission from the Director of the General Promotion Bureau of Shiribetsu area or the Governor of Hokkaido is required.
Development act permission
→ ☒ Approved ☐ Not approved
(Permit number: Goshokenji No. R3-2 Directive (permit issued on April 22, 2021))
(Permit number: After change, Shokenji R3-9 Directive (permit issued on September 6, 2021)
* Please note that the permitted development activities may change after the contract for this property is concluded. If there is a change in the development activity, the Seller will, at own risk and expense, complete the construction completion inspection by the delivery date of the Property and issue the inspection certificate to the Buyer.</td></tr>
<tr><td>③</td><td>用途地域
Zoning</td><td colspan="2">該当しない
N/A</td></tr>
<tr><td rowspan="3">④</td><td rowspan="3">地区・街区等
Quarter And Block</td><td>特別用途地区
Special Zoning
特定用途制限地域
Area and Special Restriction Zoning</td><td>特定用途制限地域:観光 II 地区
(特定用途制限地域図と建築物の用途制限参照の事。)
Specified Use Restriction Area : Tourist Area 2
(Please refer to "Map of District Specified Use Restriction Area" and "Restriction details of building code")</td></tr>
<tr><td>その他の地区地域等
Other Special Zoning and Area</td><td>建築基準法第 22 条地域
Zone under Article 22 of Building Code</td></tr>
<tr><td>備考
Remarks</td><td>詳しくは、倶知安町役場 まちづくり新幹線課 建築指導係へ問い合わせください。（電話番号：0136-56-8012）
For more information, please contact the Kutchan Town Hall Town Development Shinkansen Division Building Guidance Section. (Tel:0136-56-8012)</td></tr>
</table>

⑤	建蔽率の制限 Restriction for Building Coverage Ratio	☒山田Ⅰ地区 / Yamada Ⅰ Area ☒山田Ⅱ地区 / Yamada Ⅱ Area 指定建蔽率:40% / Designated Building Coverage Ratio : 40% 〔建蔽率の緩和 / Easement of Building Coverage Ratio〕 ☐a. 防火地域内で耐火建築物の場合は 10%増となり、 %になります。 Fire-proof Building Plan in Fire Prevention Zone, it shall be increased in 10%, and ( )% in total. ☐b. 建蔽率の限度が 80%とされている地域内で、かつ、防火地域内で耐火建築物の場合、制限はありません。 Fire-proof Building in Fire Prevention Zone and in area designated as 80% at limit, there shall be no limitation. ☐c. 特定行政庁が指定した角地にある場合は 10%増となり、50%になります。 Building at corner lot designated by specific administrative government agency, it shall be increased in 10%, then (50) % in total. ☐d. 前記 a., c.のいずれにも該当する建築物の場合は 20%増となり、 %になります。 Building satisfies above b and c, it shall be increased 20%, then ( ) % in total. ☐e. その他 Others 本物件は、準都市計画区域規制が適用されます。 The Quasi-City Planning Regulation is applied to this property. 建ぺい率は、各々の地域内にある敷地面積により加重平均されます。 The building coverage ratio is calculated and averaged according to the site area in each area.
⑥	容積率の制限 Restriction for Floor Area Ratio	☒山田Ⅰ地区 / Yamada Ⅰ Area 指定容積率:200% / Designated Floor Area Ratio : 200% ☒山田Ⅱ地区 / Yamada Ⅱ Area 指定容積率:300% / Designated Floor Area Ratio : 300% 特例容積率の適用:☐有・☒無→ %になります。 Application for Exceptional Treatment of Floor Area Ratio: ☐Applicable ☒N/A → It shall be % in total. 本物件は、準都市計画区域規制が適用されます。 The Quasi-City Planning Regulation is applied to this property.
⑦	建築物の高さの制限 Restriction for Building Height 詳細は別途添付資料参照 Please refer to attached document for details	☒山田Ⅰ地区 / Yamada Ⅰ Area ・建物の高さ制限 (☐無・☒有：13m) Building height restriction (☐None・☒Yes : 13m) ・道路斜線制限 (☐無・☒有：1.50) Road slant line restriction (☐None・☒Yes : 1.50) ・隣地斜線制限 (☐無・☒有：1.25) Adjacent land slant line restriction (☐None・☒Yes : 1.25) ・北側斜線制限 (☒無・☐有) North-side slant line restriction (☒None ☐ Yes) ・日影による中高層の建築物の制限 (☒無・☐有) Mid-to-high-rise building limit based on shadow areas (☒None・☐Yes)
		☒山田Ⅱ地区 / Yamada Ⅱ Area ・建物の高さ制限 (☐無・☒有：16m) Building height restriction (☐None・☒Yes : 16m) ・道路斜線制限 (☐無・☒有：1.50) Road slant line restriction (☐None・☒Yes : 1.50) ・隣地斜線制限 (☐無・☒有：1.25) Adjacent land slant line restriction (☐None・☒Yes : 1.25) ・北側斜線制限 (☒無・☐有) North-side slant line restriction (☒None ☐ Yes) ・日影による中高層の建築物の制限 (☒無・☐有) Mid-to-high-rise building limit based on shadow areas (☒None・☐Yes)

⑧	その他の建築制限 Other Building Restriction	☒山田Ⅰ地区 / Yamada Ⅰ Area ・外壁後退距離制限: 前面道路より5.0m以上、隣地境界線より2.0m以上 Exterior Wall Setback Restriction: At least 5.0m from the front road and 2.0m from the boundaries ・敷地面積の制限:最低限度 330 ㎡ / Restrictions by Site Area: 330 ㎡ at the minimum ☒山田Ⅱ地区 / Yamada Ⅱ Area ・外壁後退距離制限: 前面道路より6.0m以上、隣地境界線より2.0m以上 Exterior Wall Setback Restriction: At least 6.0m from the front road and 2.0m from the boundaries ・敷地面積の制限:最低限度 500 ㎡ / Restrictions by Site Area: 500 ㎡ at the minimum ※別添資料参照 / Refer to the attached document
⑨	条例による制限 その他の制限 Other Restrictions And Regulations by Local Ordinance	●「倶知安の美しい風景を守り育てる条例施行規則」 "Ordinance for the Protection and Fostering of Kutchan's Scenic Landscapes" 倶知安町建築物等に関する指導要綱 Guidelines for the building of Kutchan-cho ※詳細は、倶知安町役場 まちづくり新幹線課 建築指導係へお問い合わせください。(電話番号：0136-56-8012) * For more information, please contact to Kutchan office City plan Building instruction section. (Tel:0136-56-8012) ●北海道温泉保護対策要綱 倶知安町ひらふ地域「準保護地域」 Hokkaido Hot Spring Conservation Measures Guidelines Kutchan Town Hirafu Area " Quasi - Protected Area" ※詳細は、北海道保健福祉部食品衛生課にお問合せください。(電話番号：011-204-5260) * For more information, please contact to Hokkaido Health and Welfare Department Food Hygiene Division(Tel: 011-204-5260) ●「倶知安町普通河川管理条例」 "Ordinance for the Ordinary River Management Ordinance of Kutchan Town" ・河川名:オショロ川 ・River name: Oshoro River ・河川管理者:倶知安町(※河川改修部は本物件所有者) ・River management: Kutchan Town (* The river improvement department is the property owner) ・普通河川であり、河川法はなく倶知安町普通河川管理条例が適用。普通河川管理条例・準都市計画区域の制限以外に制限を受ける法令はない。 ・As an ordinary river that is not subject to the River Act, the Kutchan Town Ordinance on Ordinary River Management applies. There are no laws or regulations that apply to this river other than the Ordinary River Management Ordinance and Quasi City Planning area. ・敷地内に越境している河川だけではなく、河川から取水・排水場合も町の許可が必要になります。 ・河川改修する場合、町への許可申請が必要となります。 ・A permit from the town is required for drawing water from and discharging to the river. ・If you wish to make river improvements, you need to apply for a permit from the town. ※詳細は、倶知安町役場 建設課管理係にお問合せください。(電話番号：0136-56-8011) * For more information, please consult Kutchan Office Construction Division Management Section. (Tel:0136-56-8011)

備考 Remarks	重要事項説明日時点の倶知安町字山田地域(山田Ⅰ地区、山田Ⅱ地区)の景観条例等によるものと致します。倶知安町では将来的に景観条例等建築物の形態制限、建築物の用途制限、建築物の景観制限、その他の制限の変更が検討されています。変更が予定される条例等の正確な内容は現時点ではわかりませんが倶知安町が検討内容を公表されています 。買主は将来的に景観条例等の変更が伴う地域の土地である事を理解し承知する。 The Important Matters are based on the landscape regulations of the Kutchan-cho Aza-Yamada area (Yamada I area, Yamada II area) as of the date of explanation. Kutchan Town is considering reviewing the area of the quasi-city planning area, building coverage ratio, floor area ratio, building standards of each area including height restrictions, landscape regulations, etc. The exact contents of the ordinances that are scheduled to be changed are unknown at this time, but Kutchan Town has announced the contents of the examination. The buyer understands and understands that the land is in the area where the landscape regulations may be changed in the future. 建築物等新設による土地利用計画時には、事前に各諸官庁と打合せ協議が必要となります。 When planning land use for new construction of buildings, etc., it is necessary to discuss with each government agency in advance. 建ぺい率と容積率は、各々の地域内にある敷地面積により加重平均されます。 The building coverage ratio and floor area ratio is calculated and averaged according to the site area in each area. 本物件引渡し後、許可済みの開発行為の内容と同一性を失うような大幅な変更を行う場合、新たに開発行為の許可申請が必要となります。また、開発区域内において予定される建築物の用途変更、開発行為に関する設計の変更、自己用又は非自己用或いは居住用又は業務用の別の変更等、変更の許可申請を必要とする変更についても、前述同様に開発行為の変更許可申請が必要となりますのでご了承ください。但し、軽微な変更についてはこの限りではありません。なお、本物件引渡し後の開発行為許可申請は、その一切の手続きについて買主の責任と負担において行っていただきますのでご了承ください。新たな開発行為の申請或いは開発行為の変更申請を行う場合は、事前に本物件所在地を所管する役場又は振興局にお問い合わせください。 After delivery of the property, if any major changes are made to the content of the permitted development activity, you will need to apply for a new development activity permission. Such changes as, any changes that require permission application, for instance any planned changes in the use of buildings in the development area, any changes in the design related to development activities, and other changes for personal or non-self-use, residential or commercial use, etc. Please note that you will need to apply for permission to change the development activities as described above. However, this does not apply to minor changes. Please note that the buyer is responsible and responsible for all procedures for applying for permission to develop after the property is delivered. When applying for a new development activity or change of development activity, please contact the government office or promotion bureau that has jurisdiction over the location of the property in advance.

⑩ 敷地と道路との関係による制限
Restrictions and Regulations regarding Relations between Building Site and Roads

敷地の接道義務 Adjacent Road Statutory Requirement	建物の敷地は、原則として、幅員 4m 以上の建築基準法に定める道路(下記「＊道路の種類」のうち 1～3 の道路)に 2m 以上接していなければ建物の建築はできません。 Building site must border road with more than 4 m width, and in 2m length over any road stipulated by the Building Standards Law mentioned below [from (1) to (3) in the Road Category]. If not, any building cannot be constructed in principle. () 条例により接道の要件が付加されます。 Following requirements shall be added by local ordinance. () 路地状敷地の場合 In case of alley-like part of the Site () 特殊建築物の場合 In case of Special Building

接道の状況
Current State of Adjacent Roads

接道方向 Direction of Roads	公・私道の別 Public/Private Road	接面道路の種類＊ Category of Road*	幅員(約) Width (Approx.)	接道長さ Bordering Length
北側 North side	公道(道道) Public Road	1(1)	15m	約 102m Approx.
敷地内 95-11 95-11 on site	私道 Private Road	1(2)	道路幅員 11.000m～17.434m Road and footpath width 車道幅員 6m Road (driving) width	備考参照 Refer to the Remarks

*接道の種類 *Category of Road			
	1	(1)	道路法による道路(法42条1項1号) Road stipulated under the Road Law (Article 42, Paragraph 1, No.1)
		(2)	都市計画法、土地区画整理法、旧住宅造成事業法、都市再開発法、新都市基盤整備法、大都市地域における住宅地等の供給の促進に関する法律による道路(法42条1項2号) Road stipulated under City Planning Law, Land Readjustment Act, Former Development Land for Housing Business Act, Urban Renewal Act, New Urban Infrastructure Act, and Act concerning Provision of Housing Site in Metropolitan Area (Article 42, Paragraph 1, No. 2)

		*接道の種類 *Category of Road		(3)	建築基準法第3章が適用されるに至った際、現に存在する道(法42条1項3号) Road existed prior to enforcement of Chapter 3 of the Building Standard Act (Article 42, Paragraph 1, No. 3)
				(4)	道路法、都市計画法、土地区画整理法、都市再開発法、新都市基盤整備法、大都市地域における住宅地等の供給の促進に関する法律による新設変更の事業計画のある道路で2年以内にその事業が執行される予定のものとして特定行政庁が指定したもの(法42条1項4号) Road designated by specified government authorities and relating to a new or change project which will be executed within 2 years under Road Law, City Planning Law, Land Readjustment Act, Urban Renewal Act, New Urban Infrastructure Act, and New Urban Infrastructure Act, and Act concerning Provision of Housing Site in Metropolitan Area (Article 42, Paragraph 1, No. 4)
				(5)	土地を建築物の敷地として利用するため上記(1)の法によらないで道を築造しようとする者が特定行政庁から指定を受けたもの(位置指定道路)(法42条1項5号) Road approved by specified government authorities that does not fall under laws indicated in (1) above but is created in order to build a house on the adjacent land. (Position Designation Road) (Article 42, Paragraph 1, No. 5)
			2		上記1の(3)に該当する道路のうち、幅員が4m(6m)未満のもので特定行政庁が指定したもの(法42条2項) Road approved by specified government authorities that falls under 1(3) above and width of the road is smaller than 4m (6m) (Article 42, Paragraph 2)
			3		上記1~2に該当しない法43条1項但書の建築審査会の同意を得たもの Road approved by the building review council stipulated under the provision of Article 43, Paragraph 1 that does fall under 1~2 above.
			4		上記1~3に該当しない道路 (建築確認不可) Road that does not fall under 1~3 above (Construction is not permitted.)
		備 考 Remarks			接道長さは、別添開発行為申請に関する図面参照 Bordering Length is Approach length Regarding the Development Application please refer to the attached drawings.

(2) 都市計画法・建築基準法以外の法令に基づく制限の概要

Outlines of Restrictions based on Laws more than the Urban Planning Law and the Building Standards Law

①	法令名 Acts and Laws	景観法　　　景観計画区域の指定： ☒有 ☐無 Landscapes Act　　Landscape planning area designation: ☒ Yes ☐No
	制限の内容 Details of Restrictions	建築物の新築・増改築等の際に高さや面積等の条件により、届出が必要になる場合があります。 Notification may be required for new construction, extension or reconstruction of building in accordance with the condition of height, area etc. ※別添資料参照 Refer to the attached document
	備考 Remarks	倶知安町の建築物は指導要綱に則って建築されることになっています。 Buildings in Kutchan-cho should be built according to the guidelines. （詳細は別添資料参照 Please refer to attached document for details)
②	法令名 Acts and Laws	森林法　　　森林計画地域の指定： ☒有 ☐無 Forest Act　　Forest planning area designation: ☒ Yes ☐No
	制限の内容 Details of Restrictions	森林の土地を取得した場合、取得後90日以内に、倶知安町役場に届出をする必要があります。詳しくは、倶知安町役場 農林課畜産林政係にお問い合わせください。(電話番号：0136-56-8010) In case that you obtain Forest land, you must inform Kutchan Town office of the purchase within 90 days from acquisition. Please refer the details to Kutchan Town office Agricultural Administration Livestock Forestry Section. (Tel: 0136-56-8010) A .1ha未満の土地を開発する場合は、倶知安町役場に事前に森林伐採届けをする必要があります。 B. 合計で1ha以上の土地を開発する場合は、後志振興局より事前に開発許可を取る必要があります。(森林法が適応されます。) A. When you intend to develop an area of less than 1ha, you need to inform the plan to cut trees to Kutchan Town office in advance. B. When you intend to develop the area of 1ha or more in total, you need to obtain permission to develop from Hokkaido Shiribeshi government in advance. (Forest Law applies) ※別添資料参照。詳しくは、後志振興局林務課へお問い合わせください。(電話番号：0136-23-1381) Refer to the attached document. For more information, please contact to Hokkaido Shiribeshi government Forest section (Tel: 0136 23 1381)
	備考 Remarks	

③	法令名 Acts and Laws	土壌汚染対策法 Soil Contamination Countermeasures Act
	制限の内容 Details of Restrictions	3,000 ㎡以上の土地の形質変更を行おうとする土地所有者等は、土地の形質変更に着手する 30 日前までに北海道知事等に届出する必要があります。 It is necessary to notify the Governor of Hokkaido at least 30 days in advance of any commencement of work when intending to transform (shape and quality) a land which is 3,000 sqm or more. ※詳しくは、北海道環境保全局循環型社会推進課水環境係へお問い合わせください。(電話番号：011-204-5193) For more information, please contact to Hokkaido Environment Conservation Bureau, Sound Material-Cycle Society Promotion Division, Water Environment Section (Tel: 011-204-5193)
	備考 Remarks	

5　私道の負担に関する事項（私道がある場合：「敷地と道路との関係図」参照）

Facts regarding the expenses for Private Road (In case Private Road included, please refer "Layout of Building Site and Roads")

負　担 Expenses	別添土地利用平面図記載の開発道路は買主が管理する道路、すなわち私道となります。そのため、冬季間の除排雪を含め維持管理は買主の負担と責任において行っていただきます。 The development roads shown in the attached land use plan are private roads and roads managed by the buyer. Therefore, snow removal and maintenance during the winter season should be carried out at the buyer's expense and responsibility.

6　宅地造成等規制法に規定する造成宅地防災区域内か否か

Applicable or not for Disaster Prevention District for Residential Development stipulated by the Residential Development Regulation Law

宅地造成等規制法 Residential Development Regulation Law	造成宅地防災区域 Disaster Prevention District For Residential Development	☒外/Outside District ☐内/Within District→ Details:

7　当該宅地建物が土砂災害警戒区域内か否か

Applicable or not for Sediment Disaster Warning Zone

土砂災害防止対策推進法 Prevention of Sediment Disaster Promotion Law	ア.　土砂災害警戒区域 A. Sediment Disaster Warning Zone	☒外/ Outside the zone ☐内→内の場合はイへ / Within the zone → B.
	イ.　土砂災害特別警戒区域 B. Sediment Disaster Special Warning Zone	☒外/ Outside the zone ☐内→ Within the zone→ Details:

土砂災害警戒区域については、北海道建設部防災害課が『地すべり・崖崩れ・土砂流』の現像について北海道全域の調査し区域指定する予定です。北海道では、平成 18 年 4 月 28 日時点で 6 市町(8 箇所)の指定がなされておりますが、倶知安町では、まだ指定される区域指定しておりません。今後指定された場合には、建築・増改築等の際に制限を受ける場合があります。

Sand Disaster Section of Hokkaido Government Construction division is planning to investigate the phenomenon of "ground sliding, landslip and soil avalanche" in all areas of Hokkaido.　As of 28 April 2006, Hokkaido Government has designated 6 cities (8 places) as Sediment-related Disaster Warning Areas. However, Hokkaido Government has not yet investigated the area in Kutchan town. In case that the Government designates the area, special restriction may be applied if you intend to construct or renovate a building.

8　当該宅地が津波災害警戒区域内か否か

Applicable or not for Tsunami Disaster Warning Zone

津波防災地域づくりに関する法律 Act for Development of Tsunami Disaster Prevention District	ア. 津波災害警戒区域 A. Tsunami Disaster Warning Zone	☒外/ Outside the zone ☐内→内の場合はイへ / Within the zone → B.
	イ. 津波災害特別警戒区域 B. Tsunami Disaster Special Warning Zone	☒外/ Outside the zone ☐内→ Within the zone→ Details:

9　水防法施行規則の規定により市町村の長が提供する図面（水害ハザードマップ）における当該宅地建物の所在地

The property location on the drawing (flood hazard map) of Local government for Flood Control Law Enforcement Regulations

水害ハザードマップの有無 Flood hazard map	洪水　Flood	☒有 yes　図面 drawing： ☐無 no 照会先 Technical Reference:　倶知安町 Kutchan Office
	雨水出水　Rainwater flood	☒有 yes　図面 drawing： ☐無 no 照会先 Technical Reference: 倶知安町 Kutchan Office
	高潮　Storm surge	☐有 yes　図面 drawing： ☒無 no 照会先 Technical Reference:　倶知安町 Kutchan Office
水害ハザードマップにおける宅地建物の所在地 The property location on the drawing (flood hazard map		該当する図面（ハザードマップ）における当該宅地の所在地については別添のとおりです。なお、水害ハザードマップに記載されている内容については今後変更される場合があります。 The location of the site in the relevant drawing (hazard map) is as shown in the attachment. The contents of the flood hazard map are subject to change in the future.

１０　飲用水・ガス・電気の供給施設及び排水施設の整備状況

Availability and conditions regarding utilities, such as city water, gas, electricity, and sewerage

項目 Utility Items		直ちに利用可能な施設 Service directly available	配管などの状況 Condition of Pipe, etc	
			前面道路 Frontal Road	敷地内 Within in the block
①	飲用水 Drinking Water	無 None	無 None	無 None
②	ガス Gas	無 None	無 None	無 None
③	電気 Electricity	有 Available	有（北海道電力株式会社） Available (HEPCO)	(※1)
④	汚水 Sewerage	無 None	無 None	無 None
⑤	雑排水 Misc. waste water	無 None	無 None	無 None
備考 Remarks		物件は、開発行為完了検査後の完成状態での引き渡しとなります。※別添資料参照 The property will be delivered in a completed state after the development activity completion inspection. *Refer to the attached document 本物件は、引き込みができる公営水道や、給水設備はありません。敷地内にて井戸掘削と貯水槽の設置が必要となります。 The property does not have a public water supply and water supply facility. It is necessary to excavate a well and install a water tank on the site. 物件内に電気を引く場合、北海道電力と協議する必要があります。詳しくは北海道電力にお問い合わせ下さい。（電話番号: 0136-22-0150） In the case that the Buyer intends to install electricity, consultation with Hokkaido Electric Power Co. will be required. Please refer to Hokkaido Electric Power Co., (tel:0136-22-0150) （※1）電柱・架空線はなし。敷地内の道路用地内に地中化の配線埋設があります。※別添資料（インフラ配管計画平面図）参照 （*1）There are no electricity poles or wiring above ground. Electrical wiring is installed underground in the road site on the premises. * Refer to the attached document (Infrastructure Piping Plan View)		

「直ちに利用可能な施設」とは、説明時において、現に利用されている施設及び利用可能な状態にある施設をいいます。（例えば、前面道路まで施設管が配管されており、道路所有者等の承諾を要せず、いつでも敷地内に引き込める状態にあることをいいます。この場合、引き込み費用の負担があります。）

また、現在利用されている給水配管が容量不足となった場合、配管取替え工事が必要となることがあります。

*"Facility Available at Present" means the facility is used actually or the facility ready to use as of Explanation. (For Example, it is the situation that utility pipes are arranged under the frontal road, and it is available to connect into the Building Site immediately without permission of the road owner and etc. The cost for such connection shall be charged.)

In case that there happens a lack of capacity of the present water pipes in the future, it may be needed to reconstruct the pipe arrangement.

Ⅱ　取引条件に関する事項
Items which relate to the transaction conditions

1　代金・交換差金及び地代に関する事項
Facts on Trading Amount, Balance on Exchanging, or Land Rent

売買代金 Trading Amount	
総額: Total Amount:	798,000,000 円/Yen

2　代金・交換差金以外に授受される金額等
Facts on other charges and fees more than Trading Amount and Balance on Exchanging

授受の目的 Form of Payment	金額 Amount	授受の目的 Form of Payment	金額 Amount
所有権移転登記費用 Fee for Registration of Ownership Transfer	司法書士見積書参照 Refer the Solicitor Estimation	不動産取得税(概算) Acquisition Tax (Approx.)	9,774,800 円/Yen
不動産仲介手数料 Real Estate Agent Commission	購入代金内訳書 Summary of Purchase cost	上記金額は概算の為、いかなる理由により変更になる可能性があります。 Amount indicated in this section is approximate estimate, and subject to change for any reason.	
令和4年度固定資産税（概算） Fixed Asset Tax for 2022 (Approx.)	982,600 円/Yen		

3　契約の解除に関する事項（契約書（案）添付の上説明）
Matters Concerning Cancellation of the Sales and Purchase Contract (to be explained with attachment of Contract)

☒手付解除 Cancellation after payment of deposit	※　別添　売買契約書（案）　第9条の通り * As Article 9 of the Sale and Purchase Contract attached
☒契約不適合責任による解除 Cancellation by Liability for Non-conformance with Agreement	※　別添　売買契約書（案）　第10条の通り * As Article 10 of the Sale and Purchase Contract attached
☒契約不適合を除く契約違反による解除 Termination for Breach of Agreement other than Non-conformance with Agreement	※　別添　売買契約書（案）　第11条の通り * As Article 11 of the Sale and Purchase Contract attached
☒引渡前の滅失・毀損の場合の解除 Cancellation by damage or loss before delivery	※　別添　売買契約書（案）　第19条の通り * As Article 19 of the Sale and Purchase Contract attached

4　損害賠償額の予定又は違約金に関する事項（契約書（案）添付の上説明）
Facts regarding the amount of compensation determined in advance and of penalty　(to be explained with attachment of Contract)

損害賠償額の予定又は違約金に関する定め: Clause or Statement of the amount of compensation determined in advance and of penalty ※　別添　売買契約書（案）　第10条、第11条、第16条 Applicable --> *As Article 10,11,16 of the Sale and Purchase Contract attached

5　手付金等保全措置の概要（宅地建物取引業者が自ら売主となる場合）
Outlines of measures to preserve deposit (in case brokerage agent itself is seller)

該当しない N/A

6　支払金又は預り金の保全措置の概要
Outlines of measures to preserve payment and money entrusted

保全措置 Preservation Measure	講じませんNot Adopted

7　金銭の貸借に関する事項
Facts regarding loan and settlement

該当しない N/A

8 契約不適合責任について
Liability for Non-conformance with Agreement

契約不適合責任の有無 Liability for Non-conformance with Agreement	講じます　Adopted ※　別添　売買契約書（案）　第１０条の通り * As Article 10 of the Sale and Purchase Contract attached

9 契約不適合責任に関する保証保険契約等の措置
Measures regarding warranty or insurance covering defect Liability for Non-conformance with Agreement

契約不適合責任に関して土地・住宅の瑕疵に対する保険措置 Measures regarding warranty or insurance of the land and building covering defect Liability for Non-conformance with Agreement	講じない　N/A

Ⅲ 特記事項・容認事項
Special instructions and concessions

重要事項説明書は、日本国法に準拠し、日本法に基づいて解釈、履行されます。
また、本重要事項説明書における英語部分は翻訳に過ぎず、日本語部分と英語部分に解釈上疑義を生じた時は、日本語部分が優先されることをご了承下さい。
This Statement of Important Matters shall be governed by and constructed and enforced in accordance with the Laws of Japan. The English language used in this Statement of Important Matters is for reference purposes only. In the case that any dispute arises regarding the English translation of the original Japanese text, Japanese shall be the dominant language.

1. 1）本物件は、未完成物件であり宅地等造成工事完了時の形状等は、別添設計図面のとおりです。　なお、重要事項説明時において宅地造成等工事は完了しておりますが、工事完了検査は未了につき、売主は、本物件引渡し日までに工事完了検査を終え、同検査済証を買主に交付するものとする。
   2）本物件の売買契約締結後、許可済みの開発行為に変更が生じた場合、売主は、自らの責任と負担において変更申請の手続きをすみやかに行うものとし、工事完了検査ならびに同検査済証の交付の期日は前項同様、本物件引渡し日までに行うものとする。
2. 本物件の法令に基づく制限については、本物件重要事項説明書作成時点における内容であり、将来、法令の改正等により、本物件の利用に関する制限が付加または緩和される場合があります。
3. 売買代金の全部または一部の支払いについて、売主の指定する銀行口座に振込みにより行われた場合、売主は、領収証の発行を致しませんのでご了承ください。
4. 本物件は、準都市計画区域かつ森林法に基づく地域森林計画の対象民有林の区域内に存します。そのため、本物件は、都市計画法第 29 条に基づく開発行為の申請を行い、北海道知事の許可を受けた宅地造成地となります。（別添開発行為（変更）許可申請書参照願います。）但し、本物件においては、開発区域の面積が 1 ヘクタール超えではないため森林法に基づく林地開発行為申請許可は不要となります。
   宅地造成等の開発行為を申請するにあたっては、予定建築物（建築物の用途、種類、規模）の設定、土地をどのような目的で利用するかなど土地利用計画を作成したうえ、関係行政庁に申請することになっていますが、許可又は検査済証の交付後に土地利用計画を変更しようとする場合は、改めて開発行為許可申請を行い北海道知事の許可を得なければなりませんので、その場合は、必ず後志総合振興局又は倶知安町役場担当部課に事前相談を行ってください。
5. 本物件には道道蘭越ニセコ倶知安線からのアクセスとして取付道路が 2 ヶ所設置されています。取付道路の位置は、別添土地利用計画平面図をご確認 ください。
6. 本物件には、別添インフラ配管計画平面図に記載されるとおり 40～50Pe の配水管が設置されていますが、同図面記載の道道横断管（私設水道管 Pe 50）は使用不可となります。そのため、買主は、自らで水源の確保及び水道供給に必要とされる施設井戸、貯水槽、揚水・送水ポンプ及び付帯設備等を新設する必要があります。なお、水源確保、水道施設の新設にかかる一切の費用は、買主負担となりますのでご了承ください。※本物件前面道路（道道蘭越ニセコ倶知安線）内には、町営水道本管が設置されていますが、現在、倶知安町では水道需給が逼迫しており町水道の供給を停止しております。令和 12 年供給予定。（令和 4 年 6 月 20 日倶知安町水道課担当及川様確認）将来、町営水道利用が可能となり、町営水道を利用する場合は、町が定める水道利用加入金のほか、水道接続工事費などの費用が別途かかりますのでご承知おきください。
7. 本物件内（山田 95-10 区画内）で地質調査（令和 2 年 6 月）を実施しております。詳細は別添地質 調査報告書をご確認ください。なお、本物件では、地質調査後に造成工事を行っておりますので、将来、本物件内において建築物を新築される際は、その建築物の配置計画にもとづき地質調査を実施されることをお勧めします。但し、地質又は地耐力等の調査にかかる費用は、買主の負担となりますのでご了承ください。
8. 本物件は、土壌汚染対策法の法令上、現在、要措置区域に指定されていません。売主は、閉鎖登記簿、住宅地図等の記録から本物件に土壌汚染の影響を受ける施設はもとより建築物、工作物等の存在の有無を確認しておりません。なお、売主は、本物件において土壌汚染、地中埋設物に関する専門的な調査は実施しておりませんので、それら詳細については不明です。
9. 本物件東側隣接地には、現在ホテル（Mid Town Niseko）が存します。また、その他本物件南又は西側隣接地は第三者所有となるため、将来、環境、景観、眺望及び日照条件等が著しく変化する可能性があります。

10. 本物件南側には、オショロ川（普通河川）が存しますが、当該河川の一部が本物件に越境しております。なお、河川越境による潰地範囲は、別添土地利用計画平面図をご確認ください。また、本物件内には、雨水流出抑制機能を有する防災調整池（地下式）が設置されており（別添雨水集水区域図参照）、本物件所有者は、当該河川ならびに当該防災調整池について、それら施設を適正に管理する義務を負いますのでご了承ください。
11. 本物件の開発行為工事により設置されるインフラは別添開発行為申請に関する図面（雨水排水計画平面図及びインフラ配管計画平面図記載のとおりとする。
12. 本物件のある倶知安町は、北海道でも有数の豪雪地帯であり、年間の降雪量が 13 に（平均値）にも達します。当該地域では、除雪にかかる労力、コストが相当に及び、また、毎年多くの雪による事故、トラブルが発生していることから、建築物等を建築する際は、倶知安町建築物等に関する指導要綱をしっかりとご理解いただくとともに、さらなる雪対策を検討されるようお願いします。
13. 本物件の管理責任は、本物件引渡し日をもって、売主から買主に移転します。引渡し日以降は、買主の責任のもと、本物件を管理されますようお願いいたします。
14. 買主は、本物件の周辺環境及び近隣関係を十分確認した上で、本契約を締結し、契約締結後に売主及び仲介業者に対して本物件周辺環境及び近隣関係について苦情を申し出ず、また、周辺環境及び近隣関係に変化が生じても異議を申し出ないものとします。本項は、周辺環境又は近隣関係に関して変化等の事象が、売主又は仲介業者の責めの帰すべき事由により発生した場合には、適用されないものとする。
15. 売主は、本物件内に残置した動産（以下、「残置物」という。）の所有権を放棄し、買主がいかなる処分をしても異議を述べません。また、買主は、残置物の処分に費用を要したとしても売主に名目の如何を問わず何らの請求をすることはできません。
16. 本物件隣接地からの越境物が発見された場合であっても、売主は、その越境物を解消することなく、現状のまま引渡すものとします。
17. ◎土地建物の譲渡対価に対する源泉徴収
非居住者や外国法人である所有者が、将来、本物件を譲渡する場合、本物件を購入しその譲渡対価を支払う者は、譲渡対価の 10.21％の税率で所得税及び復興特別所得税を源泉徴収することとなっています。すなわち、本物件を売却する者は、譲渡対価から譲渡対価の 10.21％相当額が差し引かれた額を受領することとなります。
◎不動産の賃貸料に対する源泉徴収
非居住者や外国法人である所有者が、本物件を賃貸する場合、賃借人は、賃貸人に支払う賃料の 20.42％の税率で所得税及び復興特別所得税を源泉徴収することとなっています。即ち、本物件を賃貸する者は、賃料から賃料の 20.42％相当額が差し引かれた額を受領することとなります。
【補足】上記、本物件の譲渡又は賃貸により源泉徴収された税金は、翌月 10 日までに税務署に納付します。
源泉徴収された税金は、当該年の所得に対する確定申告により最終的に清算されます。
この非居住者又は外国法人に対する源泉徴収制度は平成 27 年 4 月 1 日現在法令に基づくものであり、将来改正される場合があります。
18. 固定資産税は、毎年 1 月 1 日現在の所有者（土地及び建物の登記簿名義人）が納税義務者となり、毎年 5 月頃、倶知安町から納税通知書が送付されますので、その通知書に従って納税していただきます。なお、税額は倶知安町が定める固定資産課税標準額に税率 1.4％を乗じた額となります。
19. 本契約は日本語で締結されるものとし，本契約書に添付された英語の翻訳は，あくまで参考のために添付されたものに過ぎず，英語の翻訳は当事者を一切拘束しない。
20. 本契約は、すべて日本国の法令に準拠します。
21. 本物件には接続できる下水設備はございません。本物件内に建物を建築する際は浄化槽等の設置が必要となります。なお、浄化槽の処理水放流先は既設 U 型側溝等に接続いただきます。※別添資料（インフラ配管計画平面図）参照
22. 各敷地の予定建築物（用途）は別添土地利用計画図（図面番号 5）に示されるとおりですが、それら予定建築物は当該開発行為における雨水排水設計条件をもとに規模、形状などが定められております。したがって、予定建築物の用途、規模を変更する場合は、雨水排水設計条件（調整池許容量を含め）を見直す必要があります。※別添資料（インフラ配管計画平面図）参照
23. 本物件引渡し後、許可済みの開発行為の内容と同一性を失うような大幅な変更を行う場合、新たに開発行為の許可申請が必要となります。また、開発区域内において予定される建築物の用途変更、開発行為に関する設計の変更、自己用又は非自己用或いは居住用又は業務用の別の変更等、変更の許可申請を必要とする変更についても、前述同様に開発行為の変更許可申請が必要となりますのでご了承ください。但し、軽微な変更についてはこの限りではありません。なお、本物件引渡し後の開発行為許可申請は、その一切の手続きについて買主の責任と負担において行っていただきますのでご了承ください。新たな開発行為の申請或いは開発行為の変更申請を行う場合は、事前に本物件所在地を所管する役場又は振興局にお問い合わせください。
24. 買主が、本物件を共同して買受ける場合、買主は、本契約に定める債権を共同で行使し、債務については、その持分割合にかかわらず連帯してこれを履行するものとする。

1. 1) This property is an unfinished property, as shown in the attached design drawing. At the time of explaining important matters, construction work such as residential land development has been completed, but the construction completion inspection has not been completed, so the seller will complete the construction completion inspection by the delivery date of the property and issue the inspection certificate to the buyer.
2) If there is a change in the permitted development activity after concluding the sales contract for this property, the seller shall promptly carry out the procedure for the change application at own risk and expense, and issue the construction completion inspection and the inspection certificate. The due date shall be the same as the preceding paragraph, by the delivery date of the property.

2. The explanation on the restrictions under laws for the Property is based on the restrictions under laws at the time of preparation of Statement of Important Matters for the Property and restrictions on use of the Property may be increased or relaxed depending on revisions, etc. of laws in the future.
3. If a transfer is made to the bank account designated by the Seller for payment of all or a part of the purchase price, Seller shall not issue a receipt.
4. The property is located in the Quasi-City Planning area and a privately owned forest area subject to regional forest planning under the Forest Law. This property is currently a development site for which an application for development activities pursuant to Article 29 of the City Planning Act and has been approved by the Governor of Hokkaido. (Refer to the attached application for permission to develop (change)). As the area of the development does not exceed 1 hectare, application and approval for forest development under the Forest Law is not required. When applying for development activities such as land development, the Buyer required to prepare a land use plan that includes the intended use, type, and scale of buildings, and the purpose for which the land will be used, before applying to the relevant administrative agency. If you wish to change the land use plan after a permit or inspection certificate has been issued, the Buyer must submit a new application for permission for development activities and obtain permission from the Hokkaido Governor.
5. There are two access roads to the property from the Rankoshi-Niseko-Kutchan Route. Please refer to the attached land use plan for the location of the access roads.
6. The property is equipped with 40-50 Pe water distribution pipes as shown on the attached infrastructure piping plan, but the crossing pipe under the public road (private water pipe Pe 50) shown on the same land use plan shall not be used. The Buyer is required to install a well, water storage tanks, pumping / water pumps, incidental facilities, etc. that are necessary for securing water sources and supplying water. Please note that the Buyer will be responsible for all costs for securing a water source and constructing a new water supply facility.* The town water main is located on the road in front of the property (Rankoshi-Niseko-Kutchan Route). Under the current capability of Kutchan Town, town water supply is suspended for larger developments until 2030. (20th June 2022, Kutchan-cho Waterworks Division Mr. Oikawa). If town water supply becomes available in the future and the Buyer wish to use the town water supply, the Buyer will be required to pay a separate fee for the water connection work, in addition to the water service subscription fee set by the town.
7. The Seller has conducted a geological survey (June, 2020) in the property (95-10 Yamada area). For details, please refer to the attached geological survey report. As construction work has been carried out after the geological survey, it is recommended to conduct a geological survey according to new layout plans when constructing new buildings in the future. The Buyer will be responsible for the cost of investigating the geology or soil resistance.
8. The property is currently not designated as an area requiring action under the Soil Contamination Countermeasures Law. The Seller has not confirmed the existence of buildings, structures, etc., as well as facilities affected by soil pollution, from records such as closed registries and housing maps. The Seller has not conducted a specialized survey on soil pollution and underground buried objects in this property, so the details are unknown.
9. A hotel (Mid Town Niseko) is located on the east side of the property. In addition, the land adjacent to the south and west sides of the property is owned by third parties, and there is a possibility that the environment, scenery, views, and sunlight conditions may change significantly in the future.
10. The Oshoro River (ordinary river) is located on the south side of the property, and a part of the river crosses the boundary into the property. Please refer to the attached land use plan for the extent of the land affected by the flow of the river. A disaster prevention adjustment pond (underground type) with a rainwater outflow control function is installed in the property (see the attached rainwater collection area map). Please note that the property owner is responsible for the proper management of the river and the disaster prevention adjustment pond.
11. The infrastructure to be installed by the development action work of this property shall be as described in the attached drawings related to the application for development action (rainwater drainage plan and infrastructure piping plan).
12. Kutchan Town where the Property is located is one of the foremost areas of heavy snowfall even for Hokkaido and the annual snowfall reaches 13 meters (average). In such a region, labor and costs for snow removal are considerable and there occur many accidents and other trouble due to snow every year, so in building of structures, etc. it is necessary to firmly grasp the guidelines for Kutchan Town buildings, etc. and please examine further snow control measures.
13. The responsibility for management for the Property shall transfer from Seller to Buyer on the date of delivery of the Property. After the date of delivery, please have the Property managed at the responsibility of Buyer.
14. The Buyer for the Property shall enter into the Sale and Purchase Contract after completely checking the surrounding environment. The Buyer will not give any objections or complaints about surrounding environment and neighboring relation to the Seller and the real estate agent. In the case that the surrounding environment and neighboring owners change in future, the Buyer will not give any objections or complaints to the Seller and the real estate agent. This paragraph shall not apply if any events or issues happen to the surrounding environment or relationship with the neighbors and such events or issues are attributable to the Seller or the real estate agent.
15. The Seller agrees to waive ownership of all chattels left in the Property. The Seller shall not make any objections if the Buyer discards anything. The Buyer agrees to bear any disposal expenses and shall not demand payment from the Seller.
16. In the case any objects are found that cross the land boundary, the Property will be transferred as is without the Seller removing them.
17. ◎Withholding tax on land and building sales price
    If the Property owner is either a non-resident or foreign corporation and sells these Properties to another party in the future, the party that purchases the Properties from and pays the price to the owner will be required to withhold 10.21% of the purchase price as the income tax and special corporate tax for reconstruction.
    ◎Withholding tax on rent payments
    If the Property owner is either a non-resident or foreign corporation and leases these Properties to another party,

the lessee of the Properties will be required to withhold 20.42% of the rent payable to the lessor.
[Supplementary information]
The taxes that will be withheld during such sales/purchase or lease transaction as described above will be paid to the tax office by the 10th day of the following month.
The taxes withheld in these transactions will be eventually settled through the filing income tax for any income earned during the year. This withholding tax system applies to non-residents and foreign corporations that are property owners in Japan and has been instituted under the applicable law and remains effective as of April 1st, 2015, which may be subject to possible amendment in the future.

18. Fixed asset tax is levied on registered land and buildings as of January 1st every year. A tax notice for the fixed asset tax will be sent from Kutchan Town Office to the owner around May every year. The tax must be paid as detailed in the tax notice. The tax amount is calculated by multiplying the fixed asset standard taxable value, which is assessed by Kutchan Town Office, by the tax rate 1.4%.
19. This Contract shall be executed in Japanese and its English translation attached hereto shall be only for reference purpose and shall not be binding on the parties hereto.
20. All provisions of this Contract for the Property shall be governed by the laws and regulations of Japan
21. The property cannot be connected to town sewage facility. It is necessary to install a septic tank etc. when constructing a building in the property. In addition, the treated water discharge from the septic tank should be connected to the existing U-shaped ditch. * Refer to the attached document (Infrastructure Piping Plan View)
22. The planned building (use) of each site is as shown in the attached land use plan (drawing number 5), and rainwater drainage design conditions in this development were determined by the scale and shape of the planned building. When changing the use and scale of the planned building, it is necessary to review the rainwater drainage design conditions (including the capacity of the adjustment pond). * Refer to the attached document (Infrastructure Piping Plan View)
23. After delivery of the property, if the Buyer makes a major change of the content of the permitted development activity, the Buyer will need to apply for a new permission for development activity. In addition, it is necessary to apply for permission for changes, such as planned changes in the use of buildings in the development area, changes in the design related to development activities, and other changes for personal or non-self or residential or commercial use. Please note that the Buyer will need to apply for permission to change the development activity as described above. However, this does not apply to minor changes. Please note that the buyer is responsible for all procedures for applying for development activity permission after delivery of the property. When applying for a new development activity or change of development activity, please contact the government office or promotion bureau that has jurisdiction over the location of the property in advance.
24. If the Buyer consist of parties jointly purchasing the Property, The Buyer shall exercise their claims provided in this Contract jointly. In such case, the Buyer shall jointly and severally perform their obligations hereunder regardless of their percentage interest in the Property.

Ⅳその他の事項 Other Items

1　添付書類
Attached papers

☒	1	売買契約書	Contract for Sale
☒	2	土地登記簿謄本	Land registration document
☒	3	公図・地積測量図	Block map / Cadastral Survey Drawing
☒	4	令和4年度(公課証明)	Tax Valuation 2022
☒	5	開発行為申請に関する資料	Material of Development Activity Application
☒	6	開発行為申請に関する図面	Drawings of Development Activity Application
☒	7	字山田95-10地質調査報告書	95-10 Aza-Yamada Geological Survey Report
☒	8	倶知安町管内図・建築規制概略図	Kutchan Town Area Map / Building Regulations Schematic
☒	9	準都市計画区域・景観地区各地区別規制一覧・特定用途制限地域図と建築物の用途規制	Regulations for Kutchan Quasi-City Planning and Scenic Districts / Map of District Specified Use Restrictions Area and Restriction details of building code
☒	10	倶知安町建物等に関する指導要綱	General rule of construction in Kutchan town
☒	11	建築基準法第22条規制	Building Standard Act Article 22 Regulations
☒	12	倶知安の美しい風景を守り育てる条例施行規則	Ordinance for the Protection and Fostering of Kutchan's Scenic Landscapes"
☒	13	倶知安町ひらふ地域における温泉資源保護対策	Onsen restrictions in Hirafu in Kutchan-cho area
☒	14	北海道景観条例に関する資料	Hokkaido landscape ordinance related document
☒	15	森林地図・森林法資料	Forest Map / Forest ownership notification information
☒	16	北海道土壌汚染対策法	Hokkaido Soil Contamination Countermeasures Act
☒	17	倶知安町住民説明会の義務について	Kutchan-cho residents briefing session
☒	18	倶知安町水害防災マップ	Kutchan water hazard map
☒	19	物件状況確認書	Confirmation of Condition of the Property

頭書宅地建物取引士から宅地建物取引士証の提示があり、重要事項説明書を受領し、以上の重要事項について説明を受けました。
The Statement of Important Matters have been presented and explained to me by the Real estate Transaction Specialist after presenting his/her license card.
I understand and accept the Important Matters presented above.

日付 Date: 30/06/2022

年 Year　月 Month　日 Date

買主 1（譲受人） Purchaser / Assignee

住所 / Address:	7 Straits View, #12-00 Marina One East Tower, Singapore 018936
名称 / Name:	Hotel101 Worldwide Private Limited
代表取締役 / Director	Joselito L. BARRERA Jr.
署名 / Signature:	/s/ Joselito L. BARRERA Jr.

買主 2（譲受人） Purchaser / Assignee

住所 / Address:	1 Marina Boulevard, #28-00 One Marina Boulevard, Singapore 018936
名称 / Name:	DDPC Worldwide Pte. Ltd.
代表取締役 / Director	Joselito L. BARRERA Jr.
署名 / Signature:	/s/ Joselito L. BARRERA Jr.

［以下余白］

[Remainder of Page Intentionally Left Blank]

物件状況確認書（告知書／土地）
(物件名：倶知安町字山田 95-1,-8,-9,-10,-11,-12)
Confirmation (Notification) of Condition of the Property (Land)
(Title of the Property：95-1,-8,-9,-10,-11,-12 Aza-Yamada, Kutchan-cho)

表 1　物件の状況　/　List 1　Condition of the Property

本物件は通常の経年変化によるほか、下記のとおりの状況であります。

Condition of the Property is as follows other than those of average aged deterioration.

	項　目 / Item	状　況 / Condition
土地 / Land	境界確定の状況・越境 Current State of Demarcation of Parcel Boundaries and Border Transgression	境界・越境についての引継事項 Takeover matter of Boundary line and Border Transgression ☐有・☑無 exist・none
	土壌汚染の可能性 Possibility of Land Pollution	敷地の住宅以外の用途での使用履歴（店舗・工場等） Previous usage of site other than for residential building (ex. shop, plant) ☑知らない・☐知っている（　年　月頃　用途：　） unknown　known　(when:　for:　)
	地盤の沈下、軟弱 Subsidence of Ground, Soft Ground	☑知らない・☐知っている unknown　known
	敷地内残存物（旧建物基礎・浄化槽・井戸等） Residues on site (Foundation of Old Building, Septic Tank, Well etc.)	☑知らない・☐知っている unknown　known
	備考 / Remarks：	
周辺環境 / Ambient Surrounding	騒音・振動・臭気等 Noise, Vibration, Odor etc.	☑知らない・☐知っている unknown　known 状況 / Current State:
	周辺環境に影響を及ぼすと思われる施設等 Facilities etc. supposed to have Potential Impact on Surrounding Environment	☑知らない・☐知っている unknown　known 状況 / Current State:
	近隣の建築計画 Architectural Plan in Neighborhood	☑知らない・☐知っている unknown　known 概要 / Summary:
	電波障害 TV Interference	☑知らない・☐知っている unknown　known 程度 / Degree of Interference:

周辺環境 / Ambient Surrounding	近隣との申合せ事項 Consented Matters with Neighboring People	☑知らない・☐知っている unknown　known
	浸水等の被害 Damages of Flood etc.	☑知らない・☐知っている unknown　known 時期 / When: 程度 / Degree of Damages:
	事件・事故・火災等 Affair, Trouble, Fire etc.	☑知らない・☐知っている unknown　known 概要 / Summary:
	備考 / Remarks :	
その他売主から買主へ引継ぐべき事項 Other Matters to be succeeded from Seller to Buyer		

本物件の状況が上記のとおりであることを売主は、買主に告知しました。　日付 / Date : 29 JUNE 2022

Seller has notified Buyer that the condition of the Property is as stated above

<売主 / Seller >

住所 / Address : 札幌市中央区南２条西２丁目８番地

8-banchi, Nishi 2-chome, Minami 2-jo, Chuo-ku, Sapporo

会社名 / Company Name : 株式会社泉郷 / Kabushikigaisha Izumikyo

代表取締役 / Director : 西村 善雄

NISHIMURA Yoshio 印

上記のとおり、売主より告知を受けました。　日付 / Date : 30/06/2022

I have been notified by Seller as stated above.

<買主 / Buyer >

住所 / Address : 7 Straits View, #12-00 Marina One East Tower, Singapore 018936

会社名 / Company Name : Hotel 101 Worldwide Private Limited

代表取締役 / Director : Joselito L. BARRERA Jr.

署名 / Signature : /s/ Joselito L. BARRERA Jr.

住所 / Address : 1 Marina Boulevard, #28-00 One Marina Boulevard, Singapore 018936

会社名 / Company Name : DDPC Worldwide Pte. Ltd.

代表取締役 / Director : Joselito L. BARRERA Jr.

署名 / Signature : /s/ Joselito L. BARRERA Jr.